                                                                   EXHIBIT 10.19


                                LEASE AGREEMENT
                                     (NNN)

     Basic Lease Information

Lease Date:                             July 8, 1999

Landlord                                LINCOLN-RECP FULLERTON OPCO, LLC, a
                                        Delaware limited liability company

Landlord's Address:                     c/o Legacy Partners Commercial, Inc.
                                        30 Executive Park, Suite 100
                                        Irvine, California 92614

Tenant:                                 HOMEGROCER.COM, INC.,
                                        a Delaware corporation

Tenant's Address:                       The Plaza At Yarrow Bay
                                        10230 N.E. Points Drive
                                        Kirkland, WA 98033

Premises:                               Approximately 98,600 rentable square
                                        feet as shown on Exhibit A

Premises Address:                       590 North Gilbert Street, Fullerton, CA
                                        92834

Building:                               Approximately 98,600 rentable square
                                        feet

Fullerton Crossroads ("Park"):          Approximately 1,247,323 rentable square
                                        feet

Term: October 1, 1999 ("Commencement Date"), through September 30, 2009 ("Expiration Date")

Base Rent:                              Forty Two Thousand Three Hundred Ninety
                                        Eight and 00/100 Dollars ($42,398.00)
                                        per month

Adjustments to Base Rent:               April 1, 2002--September 30, 2004 at
                                        $45,356.00 per month
                                        October 1, 2004--March 31, 2007 at
                                        $49,300.00 per month
                                        April 1, 2007--September 30, 2009 at
                                        $53,244.00 per month

Security Deposit ((P)4):                Eight-four Thousand Seven Hundred
                                        Ninety-six and 00/100 Dollars
                                        ($84,796.00)

*Tenant's Share of Tax Expenses ((P)6.1):                 7.9% of the Park
*Tenant's Share of Tax Expenses ((P)6.2):                 100% of the Lot
*Tenant's Share of Common Area Utility Costs ((P)7):      7.9% of the Park
*Tenant's Share of Utility Expenses ((P)7):               100% of the Building
*The amount of Tenant's Share of the expenses as referenced above shall be subject to modification as set forth in this Lease.

Permitted Uses ((P)9):                  Food and related sundry items
                                        distribution, related office support and other comparable distribution uses, but only to the extent permitted by the City of Fullerton and all agencies and governmental authorities having jurisdiction thereof

Parking Spaces:                         One hundred seventy-one (171) spaces

Broker ((P)38):                         CB Richard Ellis for Tenant Grubb &
                                        Ellis for Landlord

Exhibits:                               Exhibit A - Premises, Building, Lot
                                        and/or Park
                                        Exhibit B - Tenant Improvements
                                        Exhibit B-1- Approved Final Drawings
                                        Exhibit C - Rules and Regulations
                                        Exhibit D - Covenants, conditions and
                                        Restrictions
                                        Exhibit E - Hazardous Materials
                                        Disclosure Certificate - Example
                                        Exhibit F - Change of Commencement Date
                                        Exhibit G - Tenant's Initial Hazardous
                                        Materials Disclosure Ceritificate
                                        Exhibit H - Sign Criteria
                                        Exhibit I - Subordination, Non-
                                        Disturbance and Attornment Agreement

                                LEASE AGREEMENT

DATE: This Lease is made and entered into as of the Lease Date set forth on Page 1. The Basic Lease Information set forth on Page 1 and this Lease are and shall be construed as a single instrument.

1.   Premises

     Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein. Landlord hereby grants to Tenant a license for the right to use, on a non-exclusive basis, parking areas and ancillary facilities located within the Common Areas of the Park, subject to the terms of this Lease. Landlord and Tenant hereby agree that for purposes of this Lease, as of the Lease Date, the rentable square footage area of the Premises, the Building, the Lot and the Park shall be deemed to be the number of rentable square feet as set forth in the Basic Lease Information on Page 1. Tenant hereby acknowledges that the rentable square footage of the Premises may include a proportionate share of certain areas used in common by all occupants of the Building and/or the Park (for example an electrical room or telephone room). Tenant further agrees that the number of rentable square feet of the Building, the Lot and the Park may subsequently change after the Lease Date commensurate with any modifications to any of the foregoing by Landlord, and Tenant's Share shall accordingly change. Landlord shall use commercially reasonable efforts not to unreasonably interfere with Tenant's use of the Premises in connection with any construction of or alterations to the Common Areas of the Park.

2.   Adjustment of Commencement Date; Condition of the Premises

     2.1 If Landlord cannot deliver possession of the Premises on the Commencement Date, Landlord shall not be subject to any liability nor shall the validity of the Lease be affected; provided, the Lease Term and the obligation to pay Rent shall commence on the date possession is tendered and the Expiration Date shall be extended commensurately. In the event the commencement date and/or the expiration date of this Lease is other than the Commencement Date and/or Expiration Date specified in the Basic Lease Information, as the case may be, Landlord and Tenant shall execute a written amendment to this Lease, substantially in the form of Exhibit F hereto, wherein the parties shall specify the actual commencement date, expiration date and the date on which Tenant is to commence paying Rent. The word "Term" whenever used herein refers to the initial term of this Lease and any extension thereof. By taking possession of the Premises, subject to the provisions regarding corrections of defects or deficiencies as set forth below, Tenant shall be deemed to have accepted the Premises in good condition and state of repair. After receipt by Landlord of written notice from Tenant of the existence of any patent deficiencies or defects in the construction of the Tenant Improvements (which notice shall specify in reasonable detail the nature and extent of such deficiencies or defects), Landlord shall use commercially reasonable efforts to cause the general contractor to promptly correct and/or repair any patent deficiencies or defects which are not caused by the acts or omissions of Tenant or any of Tenant's Representatives (hereafter defined), during the ninety (90) day period following the Commencement Date of this Lease. If Tenant fails to timely deliver to Landlord such written notice of the aforementioned patent defects or deficiencies within said 90-day period, Landlord shall have no obligation to perform any such work thereafter, except as otherwise specifically provided in
Section 11 of this Lease. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives has made any representations or warranties as to the suitability, safety or fitness of the Premises for the conduct of Tenant's business, Tenant's intended use of the Premises or for any other purpose.

     2.2 In the event Landlord permits Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be at Tenant's sole risk and subject to all the provisions of this Lease, including, but not limited to, the requirement to pay Rent and the Security Deposit, and to obtain the insurance required pursuant to this Lease and to deliver insurance certificates as required herein. In addition to the foregoing, Landlord shall have the right to impose such additional conditions on Tenant's early entry as Landlord shall deem appropriate. If, at any time, Tenant is in default of any term, condition or provision of this Lease, any such waiver by Landlord of Tenant's requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so waived by Landlord. Landlord and the general contractor shall provide Tenant with a customary warranty for the Tenant Improvements for one (1) year following Substantial Completion; provided, however, any claim by Tenant under said warranty must be made by Tenant in writing within said one (1) year period and must include the specific nature of the problem. Tenant shall have the right, together with Landlord, to concurrently enforce any warranties made by the general contractor or materials suppliers in favor of Landlord with respect to the construction of the Tenant Improvements.

3.   Rent

     On the date that Tenant executes this Lease, Tenant shall deliver to Landlord the original executed Lease, the Base Rent (which shall be applied against the Rent payable for the first month Tenant is required to pay Base
Rent), the Security Deposit, and all insurance certificates evidencing the insurance required to be obtained by Tenant under Section 12 of this Lease. Tenant agrees to pay Landlord, without prior notice or demand, or abatement, offset, deduction or claim, the Base Rent described in the Basic Lease Information, payable in advance at Landlord's address specified in the Basic Lease Information on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of the Lease. In addition to the Base Rent set forth in the Basic Lease Information, Tenant shall pay Landlord in advance on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as Additional Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, as well as the Administrative Expenses. Tenant shall also pay to Landlord as Additional Rent hereunder, immediately on Landlord's demand therefor, any and all costs and expenses incurred by Landlord to enforce the provisions of this Lease, including, but not limited to, costs associated with the delivery of notices, delivery and recordation of notice(s) of default, attorneys' fees, expert fees, court costs and filing fees (collectively, the "Enforcement Expenses"). The term "Rent" whenever used herein refers to the aggregate of all these amounts. If Landlord permits Tenant to occupy the Premises without requiring Tenant to pay rental payments for a period of time, the waiver of the requirement to pay rental payments shall only apply to waiver of the Base Rent and Tenant shall otherwise perform all other obligations of Tenant required hereunder. The Rent for any fractional part of a calendar month at the commencement or termination of the Lease term shall be a prorated amount of the Rent for a full calendar month based upon a thirty (30) day month. The prorated Rent shall be paid on the Commencement Date and the first day of the calendar month in which the date of termination occurs, as the case may be.

4.   Security Deposit

     Upon Tenant's execution of this Lease, Tenant shall deliver to Landlord, as a Security Deposit for the performance by Tenant of its obligations under this Lease, the amount specified in the Basic Lease Information. If Tenant is in default, Landlord may, but without obligation to do so, use the Security Deposit, or any portion thereof, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default, including, but not limited to the Enforcement Expenses. Tenant shall, immediately on demand, pay to Landlord a sum equal to the portion of the Security Deposit so applied or used so as to replenish the amount of the Security Deposit held to increase such deposit to the amount initially deposited with Landlord. At any time after Tenant has defaulted hereunder, Landlord may require an increase in the amount of the Security Deposit required hereunder (in an amount not to exceed twelve (12) months' Rent) for the then balance of the Lease Term and Tenant shall, immediately on demand, pay to Landlord additional sums in the amount of such increase. As soon as practicable after the termination of this Lease, Landlord shall return the Security Deposit to Tenant, less such amounts as are reasonably necessary, as determined solely by Landlord, to remedy Tenant's default(s) hereunder or to otherwise restore the Premises to a clean and safe condition, reasonable wear and tear excepted. If the cost to restore the Premises exceeds the amount of the Security Deposit, Tenant shall promptly deliver to Landlord any and all of such excess sums as reasonably determined by Landlord. Landlord shall not be required to keep the Security Deposit separate from other funds, and, unless otherwise required by law, Tenant shall not be entitled to interest on the Security Deposit. In no event or circumstance shall Tenant have the right to any use of the Security Deposit and, specifically, Tenant may not use the Security Deposit as a credit or to otherwise offset any payments required hereunder, including, but not limited to, Rent or any portion thereof.

5.   Tenant Improvements

     Tenant hereby accepts the Premises as suitable for Tenant's intended use and as being in good operating order, condition and repair, "AS IS", except as specified in Exhibit B attached hereto. Landlord or Tenant, as the case may be, shall install and construct the Tenant Improvements (as such term is defined in Exhibit B hereto) in accordance with the terms, conditions, criteria and provisions set forth in Exhibit B. Landlord and Tenant hereby agree to and shall be bound by the terms, conditions and provisions of Exhibit B. Tenant acknowledges and agrees that neither Landlord nor any of Landlord's agents, representatives or employees has made any representations as to the suitability, fitness or condition of the Premises for the conduct of Tenant's business or for any other purpose, including without limitation, any storage incidental thereto. Any exception to the foregoing provisions must be made by express written agreement by both parties.

6.   Additional Rent

     It is intended by Landlord and Tenant that this Lease be a "triple net lease." The costs and expenses described in this Section 6 and all other sums, charges, costs and expenses specified in this Lease other than Base Rent are to be paid by Tenant to Landlord as additional rent (collectively, "Additional Rent").

     6.1 Operating Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay Tenant's Share, which is specified in the Basic Lease Information, of all Operating Expenses as Additional Rent. The term "Operating Expenses" as used herein shall mean the total amounts paid or payable by Landlord in connection with the ownership, maintenance, repair and operation of the Premises, the Building and the Lot, and where applicable, of the Park referred to in the Basic Lease Information. The amount of Tenant's Share of Operating Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. These Operating Expenses may include, but are not limited to:

          6.1.1 Landlord's cost of repairs to, and maintenance of the exterior walls of the Building;

          6.1.2 Landlord's cost of maintaining the outside paved area, landscaping and other common areas for the Park. The term "Common Areas" shall mean all areas and facilities within the Park exclusive of the Premises and the other portions of the Park leasable exclusively to other tenants. The Common Areas include, but are not limited to, interior lobbies, mezzanines, parking areas, access and perimeter roads, sidewalks, rail spurs, landscaped areas and similar areas and facilities;

          6.1.3 Landlord's annual cost of insurance insuring against fire and extended coverage (including, if Landlord elects, "all risk" or "special purpose" coverage) and all other insurance, including, but not limited to, earthquake, flood and/or surface water endorsements for the Building, the Lot and the Park (including the Common Areas), rental value insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least six (6) months commencing on the date of loss, and subject to the provisions of Section 27 below, any deductible;

          6.1.4 Landlord's cost of: (i) modifications and/or new improvements to the Building, the Common Areas and/or the Park occasioned by any rules, laws or regulations effective subsequent to the date on which the Building was originally constructed; (ii) reasonably necessary replacement improvements to the Building, the Common Areas and the Park after the Lease Date (except any replacement improvements made by Landlord after Landlord intentionally demolishes the Building, Common Areas or Park); and (iii) new improvements to the Building, the Common Areas and/or the Park that reduce operating costs or improve life/safety conditions, all as reasonably determined by Landlord, in its sole discretion; provided, however, if any of the foregoing are in the nature of capital improvements, then the cost of such capital improvements shall be amortized on a straight-line basis over a reasonable period, which shall be the estimated useful life of such modifications, new improvements or replacement improvements in question (at an interest rate as reasonably determined by Landlord), and Tenant shall pay Tenant's Share of the monthly amortized portion of such costs (including interest charges) as part of the Operating Expenses herein;

          6.1.5 If Landlord elects to so procure, Landlord's cost of preventative maintenance, and repair contracts including, but not limited to, contracts for elevator systems and heating, ventilation and air conditioning systems, lifts for disabled persons, and trash or refuse collection;

          6.1.6 Landlord's cost of security and fire protection services for the Building and/or the Park, as the case may be, if in Landlord's sole discretion such services are provided;

          6.1.7 If Tenant uses any such rail spur or rail crossing, Landlord's cost for the maintenance and repair of any rail spur and rail crossing, and for the creation and negotiation of, and pursuant to, any rail spur or track agreements, licenses, easements or other similar undertakings;

          6.1.8 Landlord's cost of supplies, equipment, rental equipment and other similar items used in the operation and/or maintenance of the Park; and

          6.1.9 Landlord's cost for the repairs and maintenance items set forth in Section 11.2 below.

     Notwithstanding the foregoing, for purposes of this Lease, the term "Operating Expenses" shall not include the following:

     (i) Costs attributable to seeking and obtaining new tenants in the Park, including construction of improvements for other occupants of the Park as well as retaining existing tenants in the Park (other than Tenant), such as advertising, promotion, brokerage commissions, architectural, engineering and attorneys' fees;

     (ii) Other than any interest charges for capital improvements referred to in Section 6.1.4 hereinabove, any interest or payments on any financing for the Building or the Park, and any bad debt loss, rent loss or reserves for same;

     (iii) Any cost or expense which is actually reimbursed to Landlord through insurance or otherwise;

     (iv) Costs associated with the investigation and/or remediation of Hazardous Materials (hereinafter defined) present in, on or about the Premises or the Park, unless such costs and expenses are the responsibility of Tenant as provided in Section 29 of this Lease, in which event such costs and expenses shall be paid solely by Tenant in accordance with the provisions of Section 29 of this Lease;

     (v) Any costs, fines or penalties incurred solely and directly resulting from actual violations by Landlord of any governmental rule or authority for which Landlord is responsible hereunder;

     (vi) Costs of repairs or other work necessitated by fire, windstorm or other casualty (excluding any commercially reasonable deductibles) and/or costs of repair or other work necessitated by the exercise of the right of eminent domain to the extent insurance proceeds or a condemnation award, as applicable, is actually received by Landlord for such purposes; provided such costs for repairs or other work shall be paid by the parties in accordance with the provisions of Sections 27 and 28 below;

     (vii) costs of purchasing, installing and replacing artwork, excluding repair and maintenance required as a result of normal wear and tear, to the extent properly capitalized under generally accepted accounting and management practices; and

     (viii) The cost to repair or replace any construction defect in the Building to the extent actually (not constructively) known to Landlord prior to the Commencement Date.

     (ix) Depreciation of the Buildings or any other improvements situated within the Park;

     (x) Overhead and profit paid to subsidiaries or affiliates of Landlord for management services to the extent that the cost of those items would not have been paid had the services been provided by unaffiliated parties on a competitive basis; and

     (xi) Other than any interest charges for capital improvements referred to in Section 6.1.4 hereinabove, any interest or payment on any financing for the Building or the Park, and any bad debt loss, rent loss or reserves for same.

     6.2 Tax Expenses: In addition to the Base Rent set forth in Section 3, Tenant shall pay its share, which is specified in the Basic Lease Information, of all real property taxes applicable to the land and improvements included within the Lot on which the Premises are situated and one hundred percent (100%) of all personal property taxes now or hereafter assessed or levied against the Premises or Tenant's personal property. The amount of Tenant's Share of Tax Expenses shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant shall also pay one hundred percent (100%) of any increase in real property taxes attributable, in Landlord's sole discretion, to any and all alterations, Tenant Improvements or other improvements of any kind, which are above standard improvements customarily installed for similar buildings located within the Building or the Park (as applicable), whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant. The term "Tax Expenses" shall mean and include, without limitation, any form of tax and assessment (general, special, supplemental, ordinary or extraordinary), commercial rental tax, payments under any improvement bond or bonds, license fees, license tax, business license fee, rental tax, transaction tax, levy, or penalty imposed by authority having the direct or indirect power of tax (including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof) as against any legal or equitable interest of Landlord in the Premises, the Building, the Lot or the Park, as against Landlord's right to rent or as against Landlord's business of leasing the Premises or the occupancy of Tenant or any other tax, fee, or excise, however described, including, but not limited to, any value added tax, or any tax imposed in substitution (partially or totally) of any tax previously included within the definition of real property taxes, or any additional tax the nature of which was previously included within the definition of real property taxes. The term "Tax Expenses" shall not include any franchise, estate, inheritance, net income, or excess profits tax imposed upon Landlord.

     Subject to any limitations or restrictions imposed by any deeds of trust or mortgages now or hereafter affecting the Premises or any portion thereof, Tenant shall have the right, after delivering written notice thereof to Landlord, to contest or review the amount or validity of any real property taxes and assessments applicable to the Premises by appropriate legal proceedings, subject to the following terms and provisions. Such right is not to be deemed or construed in any way as relieving, modifying, or extending Tenant's covenant to pay such Tax Expenses or Tenant's Pro Rata Share of Tax Expenses at the time and in the manner provided in this Lease. As a condition to Tenant's right to contest, (i) Tenant shall first give Landlord the opportunity to so contest such Tax Expenses, and (ii) such contested Tax Expenses or Tenant's Pro Rata Share of Tax Expenses shall be paid before delinquency. The foregoing notwithstanding, if Landlord is not successful in its contest of such Tax Expenses or if Landlord does not elect to so contest the Tax Expenses then Tenant may contest such Tax Expenses in accordance with the following provisions. If payment of the Tax Expenses or Tenant's Pro Rata Share of Tax Expenses would prejudice Tenant's ability to contest such taxes and assessments, then as a condition to obtaining Landlord's consent to Tenant's ability to bring such contest without prior payment (if the legal proceeding shall not operate to prevent or stay the collection of the tax so contested), Tenant shall, before instituting any such proceeding, protect the Premises and the interest of Landlord and of the beneficiary of a deed of trust or the mortgagee of a mortgage affecting the Premises or any portion thereof against any lien upon all of any portion of the Premises by a surety bond, issued by an insurance company acceptable to Landlord, in an amount equal to the greater of one and one-half (1/2) times the amount contested or the amount of the contested tax and the interest and penalties in connection therewith. Any contest as to the validity or amount of any tax shall be made by Tenant in Tenant's own name, or, if required by law, in the name of Landlord or both Landlord and Tenant. Tenant shall indemnify, defend, and hold the Indemnitees (hereafter defined) harmless from and against any and all losses, liabilities, penalties, judgments, costs and expenses, including without limitation, attorneys' fees, arising as a result of or in connection with any such proceedings brought by Tenant whether in its own name or not. Tenant shall be entitled to retain any refund of any such contested tax, or Tenant's Pro Rata Share thereof, and penalties or interest thereon which have been paid by Tenant. Nothing contained herein shall be construed as affecting or limiting Landlord's right to contest any Tax Expenses.

     6.3 Administrative Expenses: The Administrative Expenses set forth in this Section 6.3 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay Landlord, without prior notice or demand, commencing on the

Commencement Date and continuing thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease, as compensation to Landlord for accounting and management services rendered on behalf of the Building and/or the Park, one-twelfth (1/12th) of an amount equal to ten percent (10%) of the estimated amount of the aggregate of the Tenant's Share of (i) the total Operating Expenses and Tax Expenses as described in Sections 6.1 and 6.2 above, respectively, and (ii) all Common Area Utility Costs for the Park and Utility Expenses for the Premises as described in Section 7 below (collectively, the "Administrative Expenses"). Any reconciliation of the Administrative Expenses shall be substantially in the same manner as specified in Section 6.5 below, to the extent such provisions are applicable. Tenant's obligation to pay such Administrative Expenses shall survive the expiration or earlier termination of this Lease.

     6.4 Payment of Expenses: Landlord shall estimate Tenant's Share of the Operating Expenses and Tax Expenses for the calendar year in which the Lease commences. Commencing on the Commencement Date, one-twelfth (1/12th) of this estimated amount shall be paid by Tenant to Landlord, as Additional Rent, and thereafter on the first (1st) day Of each month throughout the remaining months of such calendar year. Thereafter, Landlord may estimate such expenses as of the beginning of each calendar year during the Term of this Lease and Tenant shall pay one-twelfth (1/12th) of such estimated amount as Additional Rent hereunder on the first (1st) day of each month during such calendar year and for each ensuing calendar year throughout the Term of this Lease. Tenant's obligation to pay Tenant's Share of Operating Expenses and Tax Expenses shall survive the expiration or earlier termination of this Lease.

     6.5 Annual Reconciliation: By June 30th of each calendar year, or as soon thereafter as reasonably possible Landlord shall endeavor to furnish Tenant with an accounting of actual Operating Expenses and Tax Expenses. Within thirty (30) days of Landlord's delivery of such accounting, Tenant shall pay to Landlord the amount of any underpayment. Notwithstanding the foregoing, failure by Landlord to give such accounting by such date shall not constitute a waiver by Landlord of its right to collect any of Tenant's underpayment at any time. Landlord shall credit the amount of any overpayment by Tenant toward the next estimated monthly installment(s) falling due, or where the Term of the Lease has expired, refund the amount of overpayment to Tenant. If the Term of the Lease expires prior to the annual reconciliation of expenses Landlord shall have the right to reasonably estimate Tenant's Share of such expenses, and if Landlord determines that an underpayment is due, Tenant hereby agrees that Landlord shall be entitled to deduct such underpayment from Tenant's Security Deposit. Notwithstanding the foregoing, failure of Landlord to accurately estimate Tenant's Share of such expenses or to otherwise perform such reconciliation of expenses, including without limitation, Landlord's failure to deduct any portion of any underpayment from Tenant's Security Deposit, shall not constitute a waiver of Landlord's right to collect any of Tenant's underpayment at any time during the Term of the Lease or at any time after the expiration or earlier termination of this Lease.

     6.6 Audit: After delivery to Landlord of at least thirty (30) days prior written notice, Tenant, by itself or at its sole cost and expense through any accountant designated by it, shall have the right to examine and/or audit the books and records evidencing such costs and expenses for the previous one (1) calendar year, during Landlord's reasonable business hours but not more frequently than once during any calendar year. Any such accounting firm designated by Tenant may not be compensated on a contingency fee basis. The results of any such audit (and any negotiations between the parties related thereto) shall be maintained strictly confidential by Tenant and its accounting firm and shall not be disclosed, published or otherwise disseminated to any other party other than to Landlord and its authorized agents. Landlord and Tenant shall use their best efforts to cooperate in such negotiations and to promptly resolve any discrepancies between Landlord and Tenant in the accounting of such costs and expenses.

     7.   Utilities

     Utility Expenses, Common Area Utility Costs and all other sums or charges set forth in this Section 7 are considered part of Additional Rent. In addition to the Base Rent set forth in Section 3 hereof, Tenant shall pay the cost of all water, sewer use, sewer discharge fees and sewer connection fees, gas, heat, electricity, refuse pickup, janitorial service, telephone and other utilities billed or metered separately to the Premises and/or Tenant. Tenant shall also pay Tenant's Share of any assessments or charges for utility or similar purposes included within any tax bill for the Lot on which the Premises are situated, including, without limitation, entitlement fees related to Tenant's particular use of the Premises, allocation unit fees, and/or any similar fees or charges, and any penalties related thereto. For any such utility fees or use charges that are not billed or metered separately to Tenant, including without limitation, water and refuse pick up charges, Tenant shall pay to Landlord, as Additional Rent, without prior notice or demand, on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease the amount which is attributable to Tenant's use of the utilities or similar services, as reasonably estimated and determined by Landlord based upon factors such as size of the Premises and intensity of use of such utilities by Tenant such that Tenant shall pay the portion of such charges reasonably consistent with Tenant's use of such utilities and similar services ("Utility Expenses"). If Tenant disputes any such estimate or determination, then Tenant shall either pay the estimated amount or cause the Premises to be separately metered at Tenant's sole expense. In addition, Tenant shall pay to Landlord Tenant's Share of any Common Area utility costs, fees, charges or expenses ("Common Area Utility Costs"). Tenant shall pay to Landlord one-twelfth (1/12th) of the estimated amount of Tenant's Share of the Common Area Utility Costs on the Commencement Date and thereafter on the first (1st) day of each month throughout the balance of the Term of this Lease and any reconciliation thereof shall be substantially in the same manner as specified in Section 6.5 above. The amount of Tenant's Share of Common Area Utility Costs shall be reviewed from time to time by Landlord and shall be subject to modification by Landlord if there is a change in the rentable square footage of the Premises, the Building and/or the Park. Tenant acknowledges that the Premises may become subject to the rationing of utility services or restrictions on utility use as required by a public utility company, governmental agency or other similar entity having jurisdiction thereof. Notwithstanding any such rationing or restrictions on use of any such utility services, Tenant acknowledges and agrees that its tenancy and occupancy hereunder shall be subject to such rationing restrictions as may be imposed upon Landlord, Tenant, the Premises, the Building or the Park, and Tenant shall in no event be excused or relieved from any covenant or obligation to be kept or performed by Tenant by reason of any such rationing or restrictions. Tenant further agrees to timely and faithfully pay, prior to delinquency, any amount, tax, charge, surcharge, assessment or imposition levied, assessed or imposed upon the Premises, or Tenant's use and occupancy thereof. Notwithstanding anything to the contrary contained herein, if permitted by applicable Laws, Landlord shall have the right at any time and from time to time during the Term of this Lease to either contract for service from a different company or companies (each such company shall be referred to herein as an "Alternate Service Provider") other than the company or companies presently providing electricity service for the Building or the Park (the "Electric Service Provider") or continue to contract for service from the Electric Service Provider, at Landlord's sole discretion. Tenant hereby agrees to cooperate with Landlord, the Electric Service Provider, and any Alternate Service Provider at all times and, as reasonably necessary, shall allow Landlord, the Electric Service Provider, and any Alternate Service Provider reasonable access to the Building's electric lines, feeders, risers, wiring, and any other machinery within the Premises.

     8.   Late Charges

     Any and all sums or charges set forth in this Section 8 are considered part of Additional Rent. Tenant acknowledges that late payment (the fifth (5th) day of each month or any time thereafter) by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses, Tax Expenses, Common Area Utility Costs, and Utility Expenses, Administrative Expenses or other sums due hereunder, will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by any encumbrance against the Premises, and late charges and penalties due to the late payment of real property taxes on the Premises. Therefore, if any installment of Rent or any other sum due from Tenant is not received by Landlord within four
(4) days after the date when otherwise due, Tenant shall promptly pay to Landlord an additional sum equal to ten percent (10%) of such delinquent amount. If Tenant delivers to Landlord a check for which there are not sufficient funds, Landlord may, at its sole option, require Tenant to replace such check with a cashier's check for the amount of such check and all other charges payable hereunder. The parties agree that this late charge and the other charges referenced above represent a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge or other charges shall not constitute a waiver by Landlord of Tenant's default with respect to the delinquent amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. If a late charge or other charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then Landlord, at Landlord's sole option, can either require the Rent be paid quarterly in advance, or be paid monthly in advance by cashier's check or by electronic funds transfer.

9.   Use of Premises

     9.1  Compliance with Laws, Recorded Matters, and Rules and Regulations:
The Premises are to be used solely for the purposes and uses specified in the Basic Lease Information and for no other uses or purposes without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed so long as the proposed use (i) does not involve the use of Hazardous Materials other than as expressly permitted under the provisions of Section 29 below, (ii) does not require any additional parking in excess of the parking spaces already licensed to Tenant pursuant to the provisions of Section 24 of this Lease, and (iii) is compatible and consistent with the other uses then being made in the Park and in other similar types of buildings in the vicinity of the Park, as reasonably determined by Landlord. The use of the Premises by Tenant and its employees, representatives, agents, invitees, licensees, subtenants, customers or contractors (collectively, "Tenant's Representatives") shall be subject to, and at all times in compliance with, (a) any and all applicable laws, ordinances, statutes, orders and regulations as same exist from time to time (collectively, the "Laws"), (b) any and all documents, matters or instruments, including without limitation, any declarations of covenants, conditions and restrictions, and any supplements thereto, each of which has been or hereafter is recorded in any official or public records with respect to the Premises, the Building, the Lot and/or the Park, or any portion thereof (collectively, the "Recorded Matters"), and (c) any and all rules and regulations set forth in Exhibit C, attached to and made a part of this Lease, and any other reasonable rules and regulations promulgated by Landlord now or hereafter enacted relating to parking and the operation of the Premises, the Building and the Park provided same are enforced on a non-discriminatory basis, and do not materially and adversely affect Tenant's operation in and from the Premises (collectively, the "Rules and Regulations"). Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Premises are adequate to fully meet the needs and requirements of Tenant's intended operations of its business within the Premises, and Tenant's use of the Premises and that same are in compliance with all applicable Laws throughout the Term of this Lease. Additionally, Tenant shall be solely responsible for the payment of all costs, fees and expenses associated with any modifications, improvements or alterations to the Premises, Building, the Common Areas and/or the Park occasioned by the enactment of, or changes to, any Laws arising from Tenant's particular use of the Premises or alterations, improvements or additions made to the Premises regardless of when such Laws became effective.

     9.2 Prohibition on Use: Tenant shall not use the Premises or permit anything to be done in or about the Premises nor keep or bring anything therein which will in any way conflict with any of the requirements of the Board of Fire Underwriters or similar body now or hereafter constituted or in any way increase the existing rate of or affect any policy of fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy. No auctions may be held or otherwise conducted in, on or about the Premises, the Building, the Lot or the Park without Landlord's written consent thereto, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord, other tenants or occupants of the Building, other buildings in the Park, or other persons or businesses in the area, or injure or annoy other tenants or use or allow the Premises to be used for any unlawful or objectionable purpose, as determined by Landlord, in its reasonable discretion, for the benefit, quiet enjoyment and use by Landlord amid all other tenants or occupants of the Building or other buildings in the Park; nor shall Tenant cause, maintain or permit any private or public nuisance in, on or about the Premises, Building, Park and/or the Common Areas, including, but not limited to, any offensive odors, noises, fumes or vibrations.

Tenant shall not damage or deface or otherwise commit or suffer to be committed any waste in, upon or about the Premises. Tenant shall not place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies, personal property or any other items or goods outside of the Premises for any period of time. Tenant shall not permit any animals, including, but not limited to, any household pets, to be brought or kept in or about the Premises. Tenant shall place no loads upon the floors, walls, or ceilings in excess of the maximum designed load permitted by the applicable Uniform Building Code or which may damage the Building or outside areas; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other such materials, or allow such to remain outside the Building area, except for any non-hazardous or non-harmful materials which may be stored in refuse dumpsters or in any enclosed trash areas provided. Tenant shall honor the terms of all Recorded Matters relating to the Premises, the Building, the Lot and/or the Park. Tenant shall honor the Rules and Regulations. If Tenant fails to comply with such Laws, Recorded Matters, Rules and Regulations or the provisions of this Lease, Landlord shall have the right to collect from Tenant a reasonable sum as a penalty, in addition to all rights and remedies of Landlord hereunder including, but not limited to, the payment by Tenant to Landlord of all Enforcement Expenses and Landlord's costs and expenses, if any, to cum-e any of such failures of Tenant, if Landlord, at its sole option, elects to undertake such cure.

10.  Alterations and Additions; and Surrender of Premises

     10.1 Alterations and Additions: Tenant shall be permitted to make, at its sole cost and expense, non-structural alterations and additions to the Premises without obtaining Landlord's prior written consent, provided the cost of the same does not exceed $15,000 (the "Permitted Improvements"). Tenant, however, shall first notify Landlord of such alterations or additions so that Landlord may post a Notice of Non-Responsibility on the Premises. Within twenty (20) days of Landlord's receipt of Tenant's written notice of any item comprising the Permitted Improvements, Landlord shall notify Tenant, in writing, whether or not Landlord will require Tenant to remove such item from the Premises upon the expiration or earlier termination of this Lease. Except for the Permitted Improvements, Tenant shall not install any signs, fixtures, improvements, nor make or permit any other alterations or additions to the Premises without the prior written consent of Landlord; provided, however, in no event may Tenant make any penetrations to the roof which will affect the structural integrity of the Building without first obtaining Landlord's prior written consent, which consent may be given or withheld in Landlord's sole discretion. If any such alteration or addition is expressly permitted by Landlord, Tenant shall deliver at least twenty (20) days prior notice to Landlord, from the date Tenant intends to commence construction, sufficient to enable Landlord to post a Notice of Non-Responsibility. In all events, Tenant shall obtain all permits or other governmental approvals prior to commencing any of such work and deliver a copy of same to Landlord. All alterations and additions shall be installed by a licensed contractor approved by Landlord, at Tenant's sole expense in compliance with all applicable Laws (including, but not limited to, the ADA as defined herein), Recorded Matters, and Rules and Regulations. Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. As a condition to Landlord's consent to the installation of any fixtures, additions or other improvements,

Landlord may require Tenant to post and obtain a completion and indemnity bond for up to one hundred fifty percent (150%) of the cost of the work.

     10.2 Surrender of Premises: Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Premises, Tenant will at once surrender and deliver up the Premises, together with the fixtures (other than trade fixtures), additions and improvements which Landlord has notified Tenant, in writing, that Landlord will require Tenant not to remove, to Landlord in good condition and repair (including, but not limited to, replacing all light bulbs and ballasts not in good working condition) and in the condition in which the Premises existed as of the Commencement Date, except for reasonable wear and tear. Reasonable wear and tear shall not include any damage or deterioration to the floors of the Premises arising from the use of forklifts in, on or about the Premises (including, without limitation, any marks or stains of any portion of the floors), and any damage or deterioration that would have been prevented by proper maintenance by Tenant or Tenant otherwise performing all of its obligations under this Lease. Upon such termination of this Lease, Tenant shall remove all the Permitted Improvements (to the extent Landlord has notified Tenant in writing, at the time set forth in Section 10.1, that it will require such removal), tenant signage, trade fixtures, furniture, furnishings, personal property, additions, and other improvements unless Landlord requests, in writing, that Tenant not remove some or all of such fixtures (other than trade fixtures), additions or improvements installed by, or on behalf of Tenant or situated in or about the Premises. By the date which is twenty (20) days prior to such termination of this Lease, Landlord shall notify Tenant in writing of those fixtures (other than trade fixtures ) and the Permitted Improvements), alterations, additions and other improvements which Landlord shall require Tenant not to remove from the Premises. Tenant shall repair any damage caused by the installation or removal of such signs, trade fixtures, furniture, furnishings, fixtures, additions and improvements which are to be removed from the Premises by Tenant hereunder. If Landlord fails to so notify Tenant at least twenty (20) days prior to such termination of this Lease, then Tenant shall remove all tenant signage, alterations, furniture, furnishings, trade fixtures, additions and other improvements (other than the Tenant Improvements) installed in or about the Premises by, or on behalf of Tenant. Tenant shall ensure that the removal of such items and the repair of the Premises will be completed prior to such termination of this Lease.

11.  Repairs and Maintenance

     11.1 Tenant's Repairs and Maintenance Obligations: Except for those portions of the Building to be maintained by Landlord, as provided in Sections
11.2 and 11.3 below, Tenant shall, at Tenant's sole cost and expense, keep and maintain the Premises and the adjacent dock and staging areas in good, clean and safe condition and repair to the reasonable satisfaction of Landlord including reasonable wear and tear, casualty and condemnation excepted, but not limited to, repairing any damage caused by Tenant or Tenant's Representatives and replacing any property so damaged by Tenant or Tenant's Representatives. Without limiting the generality of the foregoing, Tenant shall be solely responsible for maintaining, repairing and replacing (a) all mechanical systems, heating, ventilation and air conditioning systems exclusively serving the Premises, including, without limitation, Tenant's HVAC units, (b) all plumbing, electrical wiring and equipment serving the Premises, (c) all interior lighting (including, without limitation, light bulbs and/or ballasts) and exterior lighting serving the Premises or adjacent to the Premises, (d) all glass, windows, window frames, window casements, skylights, interior and exterior doors, door frames and door closers, (e) all roll-up doors, ramps and dock equipment, including without limitation, dock bumpers, dock plates, dock seals, dock levelers and dock lights, (f) all tenant signage, (g) lifts for disabled persons serving the Premises, (h) sprinkler systems, fire protection systems and security systems,
(i) all partitions, fixtures, equipment, interior painting, and interior walls and floors of the Premises and every part thereof (including, without limitation, any demising walls contiguous to any portion of the Premises); (j) the roof and the roof membrane, including, without limitation, the structural portions of the roof.

     11.2 Reimbursable Repairs and Maintenance Obligations: Subject to the provisions of Sections 6 and 9 of this Lease and except for (i) the obligations of Tenant set forth in Section 11.1 above, (ii) the obligations of Landlord set forth in Section 11.3 below, and (iii) the repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's expense, subject to reimbursement pursuant to Section 6 above, to keep in good repair the plumbing and mechanical systems exterior to the Premises, any rail spur and rail crossing, exterior walls of the Building, signage (exclusive of tenant signage), and exterior electrical wiring and equipment, exterior lighting, exterior glass, exterior doors/entrances and door closers, exterior window casements, exterior painting of the Building (exclusive of the Premises), and underground utility and sewer pipes outside the exterior walls of the Building. For purposes of this
Section 11.2, the term "exterior" shall mean outside of and not exclusively serving the Premises. Unless otherwise notified by Landlord, in writing, that Landlord has elected to procure and maintain the following described contract(s), Tenant shall procure and maintain (a) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord, and (b) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services); such contract(s) to be on a bi-monthly or quarterly basis, as reasonably determined by Landlord. Landlord reserves the right, but without the obligation to do so, to procure and maintain (i) the heating, ventilation and air conditioning systems preventative maintenance and repair contract(s), and/or
(ii) the fire and sprinkler protection services and preventative maintenance and repair contract(s) (including, without limitation, monitoring services). If Landlord so elects to procure and maintain any such contract(s), Tenant will reimburse Landlord for the cost thereof in accordance with the provisions of
Section 6 above. If Tenant procures and maintains any of such contract(s), Tenant will promptly deliver to Landlord a true and complete copy of each such contract and any and all renewals or extensions thereof, and each service report or other summary received by Tenant pursuant to or in connection with such contract(s).

     11.3 Landlord's Repairs and Maintenance Obligations: Except for repairs rendered necessary by the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives, Landlord agrees, at Landlord's sole cost and expense, to keep in good repair the structural portions of the floors, foundations and exterior perimeter walls of the Building

(exclusive of glass and exterior doors), as, and when, Landlord determines such replacement to be necessary in Landlord's sole discretion.

     11.4  Tenant's Failure to Perform Repairs amid Maintenance Obligations:
Except for normal maintenance and repair of the items described above, Tenant shall have no right of access to or right to install any device on the roof of the Building nor make any penetrations of the roof of the Building without the express prior written consent of Landlord. If Tenant refuses or neglects to repair and maintain the Premises and the adjacent areas properly as required herein and to the reasonable satisfaction of Landlord, Landlord may, but without obligation to do so, at any time make such repairs and/or maintenance without Landlord having any liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, except to the extent any damage is caused by the willful misconduct or gross negligence of Landlord or its authorized agents and representatives. In the event Landlord makes such repairs and/or maintenance, upon completion thereof Tenant shall pay to Landlord, as additional rent, the Landlord's costs for making such repairs and/or maintenance, plus twenty percent (20%) for overhead, upon presentation of a bill therefor, plus any Enforcement Expenses. The obligations of Tenant hereunder shall survive the expiration of the Term of this Lease or the earlier termination thereof. Tenant hereby waives any right to repair at the expense of Landlord under any applicable Laws now or hereafter in effect respecting the Premises.

12.  Insurance

     12.1 Types of Insurance: Tenant shall maintain in full force and effect at all times during the Term of this Lease, at Tenant's sole cost and expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a carrier or carriers reasonably acceptable to Landlord and its lender(s) which afford the following coverages: (i) worker's compensation: statutory limits; (ii) employer's liability, as required by law, with a minimum limit of $100,000 per employee and $500,000 per occurrence; (iii) commercial general liability insurance (occurrence form) providing coverage against any and all claims for bodily injury and property damage occurring in, on or about the Premises arising out of Tenant's and Tenant's Representatives' use and/or occupancy of the Premises. Such insurance shall include coverage for blanket contractual liability, fire damage, premises, personal injury, completed operations, products liability, personal and advertising, and a plate-glass rider to provide coverage for all glass in, on or about the Premises including, without limitation, skylights. Such insurance shall have a combined single limit of not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) aggregate limit and excess/umbrella insurance in the amount of Two Million Dollars ($2,000,000). If Tenant has other locations which it owns or leases, the policy shall include an aggregate limit per location endorsement. If necessary, as reasonably determined by Landlord, Tenant shall provide for restoration of the aggregate limit; (iv) comprehensive automobile liability insurance: a combined single limit of not less than $2,000,000 per occurrence and insuring Tenant against liability for claims arising out of the ownership, maintenance, or use of any owned, hired or non-owned automobiles; (v) "all risk" or "special purpose" property insurance, including without limitation, sprinkler leakage, boiler and machinery comprehensive form, if applicable, covering damage to or loss of any personal property, trade fixtures, inventory, fixtures and equipment located in, on or about the Premises, and in addition, coverage for flood, earthquake, and business interruption of Tenant, together with, if the property of Tenant's invitees is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitees and located in the Premises. Such insurance shall be written on a replacement cost basis (without deduction for depreciation) in an amount equal to one hundred percent (100%) of the full replacement value of the aggregate of the items referred to in this subparagraph (v); and (vi) such other insurance as Landlord deems necessary and prudent or as may otherwise be required by any of Landlord's lenders or joint venture partners.

     12.2 Insurance Policies: Insurance required to be maintained by Tenant shall be written by companies (i) licensed to do business in the State of California, (ii) domiciled in the United States of America, and (iii) having a "General Policyholders Rating" of at least A:X (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "A.M. Best's Rating Guides." Any deductible amounts under any of the insurance policies required hereunder shall not exceed One Thousand Dollars ($1,000). Tenant shall deliver to Landlord certificates of insurance and true and complete copies of any and all endorsements required herein for all insurance required to be maintained by Tenant hereunder at the time of execution of this Lease by Tenant: Tenant shall, at least thirty (30) days prior to expiration of each policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after thirty
(30) days prior written notice to the parties named as additional insureds as required in this Lease (except for cancellation for nonpayment of premium, in which event cancellation shall not take effect until at least ten (10) days' notice has been given to Landlord). Tenant shall have the right to provide insurance coverage which it is obligated to carry pursuant to the terms of this Lease under a blanket insurance policy, provided such blanket policy expressly affords coverage for the Premises and for Landlord as required by this Lease.

     12.3 Additional Insureds and Coverage: Landlord, any property management company and/or agent of Landlord for the Premises, the Building, the Lot or the Park, and any lender(s) of Landlord having a lien against the Premises, the Building, the Lot or the Park shall be named as additional insureds under all of the policies required in Section l2.1(iii) above. Additionally, such policies shall provide for severability of interest. All insurance to be maintained by Tenant shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance maintained by Landlord. Any umbrella/excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease. It is the parties' intention that the insurance to be procured and maintained by Tenant as required herein shall provide coverage for any and all damage or injury arising from or related to Tenant's operations of its business and/or Tenant's or Tenant's Representatives' use of the Premises and/or any of the areas within the Park, whether such events occur within the Premises (as described in Exhibit A hereto) or in any other areas of the Park. It is not contemplated or anticipated by the parties that the aforementioned risks of loss be borne by Landlord's insurance carriers, rather it is contemplated and anticipated by Landlord and Tenant that such risks of loss be borne by Tenant's insurance carriers pursuant to the insurance policies procured and maintained by Tenant as required herein.

     12.4 Failure of Tenant to Purchase and Maintain Insurance: In the event Tenant does not purchase the insurance required in this Lease or keep the same in full force and effect throughout the Term of this Lease (including any renewals or extensions), Landlord may, but without obligation to do so, purchase the necessary insurance and pay the premiums therefor. If Landlord so elects to purchase such insurance, Tenant shall promptly pay to Landlord as Additional Rent, the amount so paid by Landlord, upon Landlord's demand therefor. In addition, Landlord may recover from Tenant and Tenant agrees to pay, as Additional Rent, any and all Enforcement Expenses and damages which Landlord may sustain by reason of Tenant's failure to obtain and maintain such insurance. If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses, damages and costs resulting from such failure.

13.  Waiver of Subrogation

     Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of, or damage to, either parties' property to the extent that such loss or damage is insured by an insurance policy required to be in effect at the time of such loss or damage. Each party shall obtain any special endorsements, if required by its insurer whereby the insurer waives its rights of subrogation against the other party. This provision is intended to waive fully, and for the benefit of the parties hereto, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Tenant pursuant to Section 12 of this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance. The provisions of this
Section 13 shall not apply in those instances in which such waiver of subrogation would invalidate such insurance coverage or would cause either party's insurance coverage to be voided or otherwise uncollectible.

14.  Limitation of Liability and Indemnity

     Except to the extent of damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and Landlord's lenders, partners, members, property management company (if other than Landlord), agents, directors, officers, employees, representatives, contractors, shareholders, successors and assigns and each of their respective partners, members, directors, employees, representatives, agents, contractors, shareholders, successors and assigns (collectively, the "Indemnitees") harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, (i) Tenant's or Tenant's Representatives' use of the Premises, Building and/or the Park, (ii) time conduct of Tenant's business, (iii) from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, (iv) in any way connected with the Premises or with the improvements or personal property therein, including, but not limited to, any liability for injury to person or property of Tenant, Tenant's Representatives, or third party persons, and/or (v) Tenant's failure to perform any covenant or obligation of Tenant under this Lease. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

     Except to the extent of damage resulting from the sole active gross negligence or willful misconduct of Landlord or its authorized representatives, to the fullest extent permitted by law, Tenant agrees that neither Landlord nor any of Landlord's lender(s), partners, members, employees, representatives, legal representatives, successors or assigns shall at any time or to any extent whatsoever be liable, responsible or in any way accountable for any loss, liability, injury, death or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person(s) whomsoever who may at any time be using, occupying or visiting the Premises, the Building or the Park, including, but not limited to, any acts, errors or omissions by or on behalf of any other tenants or occupants of the Building and/or the Park. Tenant shall not, in any event or circumstance, be permitted to offset or otherwise credit against any payments of Rent required herein for matters for which Landlord may be liable hereunder. Landlord and its authorized representatives shall not be liable for any interference with light or air, or for any latent defect in the Premises or the Building.

15.  Assignment and Subleasing

     15.1 Prohibition: Tenant shall not assign, mortgage, hypothecate, encumber, grant any license or concession, pledge or otherwise transfer this Lease (collectively, "assignment"), in whole or in part, whether voluntarily or involuntarily or by operation of law, nor sublet or permit occupancy by any person other than Tenant of all or any portion of the Premises without first obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld. Tenant hereby agrees that Landlord may withhold its consent to any proposed sublease or assignment if the proposed sublessee or assignee or its business is subject to compliance with additional requirements of the ADA (defined below) and/or Environmental Laws (defined below) beyond those requirements which are applicable to Tenant, unless the proposed sublessee or assignee shall (a) first deliver plans and specifications for complying with such additional requirements and obtain Landlord's written consent thereto, and
(b) comply with all Landlord's conditions for or contained in such consent, including without limitation, requirements for security to assure the lien-free completion of such improvements. If Tenant seeks to sublet or assign all or any portion of the Premises, Tenant shall deliver to Landlord at least thirty (30) days prior to the proposed commencement of the sublease or assignment (the "Proposed Effective Date") the following: (i) the name of the proposed assignee or sublessee; (ii) such information as to such assignee's or sublessee's financial responsibility and standing as Landlord may reasonably require; and
(iii) the aforementioned plans and specifications, if any. Within ten (10) days after Landlord's receipt of a written request from Tenant that Tenant seeks to sublet or assign all or any portion of the Premises, Landlord shall deliver to Tenant a copy of Landlord's standard form of sublease or assignment agreement (as applicable), which instrument shall be utilized for each proposed sublease or assignment (as applicable), and such instrument shall include a provision whereby the assignee or sublessee assumes all of Tenant's obligations hereunder and agrees to be bound by the terms hereof. As Additional Rent hereunder, Tenant shall pay to Landlord a fee in the amount of five hundred dollars ($500) plus Tenant shall reimburse Landlord for actual legal and other expenses incurred by Landlord in connection with any actual or proposed assignment or subletting. In the event the sublease or assignment (1) by itself or taken together with prior sublease(s) or partial assignment(s) covers or totals, as the case may be, more than twenty-five percent (25%) of the rentable square feet of the Premises or
(2) is for a term which by itself or taken together with prior or other subleases or partial assignments is greater than fifty percent (50%) of the period remaining in the Term of this Lease as of the time of the Proposed Effective Date, then Landlord shall have the right, to be exercised by giving written notice to Tenant, to recapture the space described in the sublease or assignment. If such recapture notice is given, it shall serve to terminate this Lease with respect to the proposed sublease or assignment space, or, if the proposed sublease or assignment space covers all the Premises, it shall serve to terminate the entire term of this Lease in either case, as of the Proposed Effective Date. However, no termination of this Lease with respect to part or all of the Premises shall become effective without the prior written consent, where necessary, of the holder of each deed of trust encumbering the Premises or any part thereof. If this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Rent shall be adjusted on the basis of the proportion of square feet retained by Tenant to the square feet originally demised and this Lease as so amended shall continue thereafter in full force and effect. Each permitted assignee or sublessee shall assume and be deemed to assume this Lease and shall be and remain liable jointly and severally with Tenant for payment of Rent and for the due performance of, and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with, for the term of this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease. Tenant hereby acknowledges and agrees that it understands that Landlord's accounting department may process and accept Rent payments without verifying that such payments are being made by Tenant, a permitted sublessee or a permitted assignee in accordance with the provisions of this Lease. Although such payments may be processed and accepted by such accounting department personnel, any and all actions or omissions by the personnel of Landlord's accounting department shall not be considered as acceptance by Landlord of any proposed assignee or sublessee nor shall such actions or omissions be deemed to be a substitute for the requirement that Tenant obtain Landlord's prior written consent to any such subletting or assignment, and any such actions or omissions by the personnel of Landlord's accounting department shall not be considered as a voluntary relinquishment by Landlord of any of its rights hereunder nor shall any voluntary relinquishment of such rights be inferred therefrom. For purposes hereof, in the event Tenant is a corporation, partnership, joint venture, trust or other entity other than a natural person, any change in the direct or indirect ownership of Tenant (whether pursuant to one or more transfers) which results in a change of more than fifty percent (50%) in the direct or indirect ownership of Tenant shall be deemed to be an assignment within the meaning of this Section 15 and shall be subject to all the provisions hereof. Any and all options, first rights of refusal, tenant improvement allowances and other similar rights granted to Tenant in this Lease, if any, shall not be assignable by Tenant unless expressly authorized in writing by Landlord.

     15.2 Excess Sublease Rental or Assignment Consideration: In the event of any sublease or assignment of all or any portion of the Premises where the rent or other consideration provided for in the sublease or assignment either initially or over the term of the sublease or assignment exceeds the Rent or pro rata portion of the Rent, as the case may be, for such space reserved in the Lease, Tenant shall pay the Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent are payable hereunder, seventy-five percent (75%) of the excess of each such payment of rent or other consideration in excess of the Rent called for hereunder.

     15.3 Waiver: Notwithstanding any assignment or sublease, or any indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall .have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

     15.4 Related Entities: Notwithstanding anything to the contrary contained in this Section 15, so long as Tenant delivers to Landlord (1) at least fifteen
(15) business days prior written notice of its intention to assign or sublease the Premises to any Related Entity, which notice shall set forth the name of the Related Entity, (2) a copy of the proposed agreement pursuant to which such assignment or sublease shall be effectuated, and (3) such other information concerning the Related Entity as Landlord may reasonably require, including without limitation, information regarding any change in the proposed use of any portion of the Premises and any financial information with respect to such Related Entity, and so long as (i) any change in the proposed use of the subject portion of the Premises is in conformance with the uses permitted to be made. under this Lease and do not involve the use or storage of any Hazardous Materials (other than nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not regulated by any Environmental
Laws), and (ii) at the time of the proposed assignment or sublease, the net profits and financial condition of the Related Entity is reasonably adequate and sufficient in relation to the then remaining obligations of Tenant under this Lease, then Tenant may assign this Lease or sublease any portion of the Premises
(X) to any Related Entity, or (Y) in connection with any merger, consolidation, sale of shares of Tenant's corporate stock, or sale of substantially all of the assets of Tenant, without having to obtain the prior written consent of Landlord thereto. For purposes of this Lease the term "Related Entity" shall mean and refer to any corporation or entity which controls, is controlled by or is under common control with Tenant, as all of such terms are customarily used in the industry.

16.  Ad Valorem Taxes

     Prior to delinquency, Tenant shall pay all taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and personal property located and/or installed on or in the Premises by, or on behalf of, Tenant; and if requested by Landlord, Tenant shall promptly deliver to Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

17.  Subordination

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or any portion of the Premises or any ground lessor with respect to the land of which the Premises are a part, the rights of Tenant under this Lease and this Lease shall be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, the Lot, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord or any such ground lessor, mortgagee, or any beneficiary shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. If any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination and upon the request of such successor to Landlord, attorn to and become the Tenant of the successor in interest to Landlord, provided such successor in interest will not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of the terms and provisions of this Lease. The successor in interest to Landlord following foreclosure, sale or deed in lieu thereof shall not be (a) liable for any, act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) subject to any offsets or defenses which Tenant might have against any prior lessor; (c) bound by prepayment of more than one
(1) month's Rent, except in those instances when Tenant pays Rent quarterly in advance pursuant to Section 8 hereof, then not more than three months' Rent; or
(d) liable to Tenant for any Security Deposit not actually received by such successor in interest to the extent any portion or all of such Security Deposit has not already been forfeited by, or refunded to, Tenant. Landlord shall be liable to Tenant for all or any portion of the Security Deposit not forfeited by, or refunded to Tenant, until and unless Landlord transfers such Security Deposit to the successor in interest. Tenant covenants and agrees to execute (and acknowledge if required by Landlord, any lender or ground lessor) and deliver, within five (5) days of a demand or request by Landlord and in the form requested by Landlord, ground lessor, mortgagee or beneficiary, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure to timely execute and deliver such additional documents shall, at Landlord's option, constitute a material default hereunder. It is further agreed that Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such additional documents, together with any and all Enforcement Expenses. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against, the Premises and the Lot in favor of _Guaranty Bank_ (the "Current Lender"). Simultaneously with Tenant's execution and delivery of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit I attached hereto, entitled "Subordination, Non-Disturbance and Attornment Agreement." Within twenty (20) business days after both parties have executed this Lease, Landlord shall deliver to Tenant a copy of the fully executed Subordination, Non-Disturbance and Attornment Agreement, or if the Current Lender records said agreement, an endorsed copy of said agreement. If Landlord at any time during the Term of the Lease causes the Premises and the Lot to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, the parties acknowledge and agree that the form of any non-disturbance and attornment agreement that, may be requested to be executed and delivered by Tenant in connection therewith will not be the "Non-Disturbance and Attornment Agreement" attached to the Lease as Exhibit I, but will be in substantially the same form as Exhibit I hereto. If the foregoing occurs and/or if any party which acquires, or otherwise succeeds to, Landlord's interest in the Premises or the Lot (including without limitation, any ground lessee) encumbers or places a lien against the Premises, the Building or the Lot with a mortgage, deed of trust or similar security instrument and the beneficiary thereof requires this Lease to be subordinated to such encumbrance or lien, Landlord or the successor of Landlord will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to Landlord or such successor of Landlord, the subject beneficiary and Tenant. If said subordination, non-disturbance and attornment agreement is required and agreed upon by the aforesaid parties, Landlord or the successor of Landlord, the subject beneficiary and Tenant shall cause any such subordination, non-disturbance and attornment agreement to be executed, acknowledged and recorded concurrently with, or as soon as practicable after, the execution and recordation of any such lien, deed of trust or mortgage. In addition to the foregoing, if Landlord enters into a ground lease with regard to the Building and/or the Lot and such ground lessee requires this Lease to be subordinated to such ground lease, the ground lessee and ground lessor will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to such ground lessee, ground lessor, any beneficiary of ground lessee, and to Tenant.

18.  Right of Entry

     Tenant grants Landlord or its agents the right to enter the Premises at all reasonable times for purposes of inspection, exhibition, posting of notices, repair or alteration. It is further agreed that Landlord shall have the right to use any and all means Landlord deems necessary to enter the Premises in an emergency. Landlord shall have the right to place "for rent" or "for lease" signs on the outside of the Premises, the Building and in the Common Areas during the last nine (9) months of the Lease Term. Landlord shall also have the right to place "for sale" signs on the outside of the Building and in the Common Areas at any time during the Lease Term. Tenant hereby waives any claim from damages or for any injury or inconvenience to or interference with Tenant's business, or any other loss occasioned thereby except for any claim for any of the foregoing arising out of the sole active gross negligence or willful misconduct of Landlord or its authorized representatives.

19.  Estoppel Certificate

     Tenant shall execute (and acknowledge if required by any lender or ground lessor) and deliver to Landlord, within ten (10) days after Landlord provides such to Tenant, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification), the date to which the Rent and other charges are paid in advance, if any, acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults as are claimed, and such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by Landlord and any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon the Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance; and (c) not more than one month's Rent has been paid in advance, except in those instances when Tenant pays Rent quarterly in advance pursuant to
Section 8 hereof, then not more than three month's Rent has been paid in advance. Failure by Tenant to so deliver such certified estoppel certificate within three (3) business days after written notice to Tenant that the above referenced ten (10) day notice period has expired shall be a material default of the provisions of this Lease. Tenant shall be liable to Landlord, and shall indemnify Landlord from and against any loss, cost, damage or expense, incidental, consequential, or otherwise, arising or accruing directly or indirectly, from any failure of Tenant to execute or deliver to Landlord any such certified estoppel certificate, together with any and all Enforcement Expenses.

20.  Tenant's Default

     The occurrence of any one or more of the following events shall, at Landlord's option, constitute a material default by Tenant of the provisions of this Lease:

     20.1 The abandonment of the Premises by Tenant or the vacation of the Premises by Tenant which would cause any insurance policy to be invalidated or otherwise lapse. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.2 The failure by Tenant to make any payment of Rent, Additional Rent or any other payment required hereunder on the date said payment is due. Tenant agrees to notice and service of notice as provided for in this Lease and waives any right to any other or further notice or service of notice which Tenant may have under any statute or law now or hereafter in effect;

     20.3 The failure by Tenant to observe, perform or comply with any of the conditions, covenants or provisions of this Lease (except failure to make any payment of Rent and/or Additional Rent) and such failure is not cured within the time period required under the provisions of this Lease. If such failure is susceptible of cure but cannot reasonably be cured within the aforementioned time period (if any), as determined solely by Landlord, Tenant shall promptly commence the cure of such failure and thereafter diligently prosecute such cure to completion within the time period specified by Landlord in any written notice regarding such failure as may be delivered to Tenant by Landlord. In no event or circumstance shall Tenant have more than fifteen (15) days to complete any such cure, unless otherwise expressly agreed to in writing by Landlord (in Landlord's sole discretion);

     20.4 The making of a general assignment by Tenant for the benefit of creditors, the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation, or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing, the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold, Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due, any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets, Tenant taking any action toward the dissolution or winding tip of Tenant's affairs, the cessation or suspension of Tenant's use of the Premises, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

     20.5 Tenant's use or storage of Hazardous Materials in, on or about the Premises, the Building, the Lot and/or the Park other than as expressly permitted by the provisions of Section 29 below; or

     20.6 The making of any material misrepresentation or omission by Tenant in any materials delivered by or on behalf of Tenant to Landlord pursuant to this Lease.

21.  Remedies for Tenant's Default

     21.1 Landlord's Rights: In the event of Tenant's material default under this Lease, Landlord may terminate Tenant's right to possession of the Premises by any lawful means in which case upon delivery of written notice by Landlord this Lease shall terminate on the date specified by Landlord in such notice and Tenant shall immediately surrender possession of the Premises to Landlord. In addition, the Landlord shall have the immediate right of re-entry whether or not this Lease is terminated, and if this right of re-entry is exercised following abandonment of the Premises by Tenant, Landlord may consider any personal property belonging to Tenant and left on the Premises to also have been abandoned. No re-entry or taking possession of the Premises by Landlord pursuant to this Section 21 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant. If Landlord relets the Premises or any portion thereof, (i) Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning, redecorating, and further improving the Premises and other similar costs (collectively, the "Reletting Costs"), and (ii) the rent received by Landlord from such reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, and Utility

Expenses; second, all costs including maintenance, incurred by Landlord in reletting; and, third, Base Rent, Operating Expenses, Tax Expenses, Administrative Expenses, Common Area Utility Costs, Utility Expenses, and all other sums due under this Lease. Any and all of the Reletting Costs shall be fully chargeable to Tenant and shall not be prorated or otherwise amortized in relation to any new lease for the Premises or any portion thereof. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the maximum rate permitted by law from the date of such expenditure.

     21.2 Damages Recoverable: If Tenant breaches this Lease and abandons the Premises before the end of the Term, or if Tenant's right to possession is terminated by Landlord because of a breach or default under this Lease, then in either such case, Landlord may recover from Tenant all damages suffered by Landlord as a result of Tenant's failure to perform its obligations hereunder, including, but not limited to, the cost of any Tenant Improvements constructed by or on behalf of Tenant pursuant to Exhibit B hereto, the portion of any broker's or leasing agent's commission incurred with respect to the leasing of the Premises to Tenant for the balance of the Term of the Lease remaining after the date on which Tenant is in default of its obligations hereunder, and all Reletting Costs, and the worth at the time of the award (computed in accordance with paragraph (3) of Subdivision (a) of Section 1951.2 of the California Civil
Code) of the amount by which the Rent then unpaid hereunder for the balance of the Lease Term exceeds the amount of such loss of Rent for the same period which Tenant proves could be reasonably avoided by Landlord and in such case, Landlord prior to the award, may relet the Premises for the purpose of mitigating damages suffered by Landlord because of Tenant's failure to perform its obligations hereunder; provided, however, that even though Tenant has abandoned the Premises following such breach, this Lease shall nevertheless continue in full force and effect for as long as Landlord does not terminate Tenant's right of possession, and until such termination, Landlord shall have the remedy described in Section 1951.4 of the California Civil Code (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations) and may enforce all its rights and remedies under this Lease, including the right to recover the Rent from Tenant as it becomes due hereunder. The "worth at the time of the award" within the meaning of Subparagraphs (a)(1) and (a)(2) of Section 1951.2 of the California Civil Code shall be computed by allowing interest at the rate of ten percent (10%) per annum. Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

     21.3 Rights and Remedies Cumulative: The foregoing rights and remedies of Landlord are not exclusive; they are cumulative in addition to any rights and remedies now or hereafter existing at law, in equity by statute or otherwise, or to any equitable remedies Landlord may have, and to any remedies Landlord may have under bankruptcy laws or laws affecting creditor's rights generally. In addition to all remedies set forth above, if Tenant materially defaults under this Lease, any and all Base Rent waived by Landlord under Section 3 above shall be immediately due and payable to Landlord and all options granted to Tenant hereunder shall automatically terminate, unless otherwise expressly agreed to in writing by Landlord.

     21.4 Waiver of a Default: The waiver by Landlord of any default of any provision of this Lease shall not be deemed or construed a waiver of any other default by Tenant hereunder or of any subsequent default of this Lease, except for the default specified in the waiver.

22.  Holding Over

     If Tenant holds possession of the Premises after the expiration of the Term of this Lease with Landlord's consent, Tenant shall become a tenant from month-to-month upon the terms and provisions of this Lease, provided the monthly Base Rent during such hold over period shall be 150% of the Base Rent due on the last month of the Lease Term, payable in advance on or before the first day of each month. Acceptance by Landlord of the monthly Base Rent without the additional fifty percent (50%) increase of Base Rent shall not be deemed or construed as a waiver by Landlord of any of its rights to collect the increased amount of the Base Rent as provided herein at any time. Such month-to-month tenancy shall not constitute a renewal or extension for any further term. All options, if any, granted under the terms of this Lease shall be deemed automatically terminated and be of no force or effect during said month-to-month tenancy. Tenant shall continue in possession until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Base Rent by Landlord following expiration or termination of this Lease shall not constitute a renewal of this Lease.

23.  Landlord's Default

     Landlord shall not be deemed in breach or default of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord hereunder. For purposes of this provision, a reasonable time shall not be less than thirty (30) days after receipt by Landlord of written notice specifying the nature of the obligation Landlord has not performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days, after receipt of written notice, is reasonably necessary for its performance, then Landlord shall not be in breach or default of this Lease if performance of such obligation is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

24.  Parking

     Tenant shall have a license to use the number of parking spaces specified in the Basic Lease Information. Landlord shall exercise reasonable efforts to insure that such spaces are available to Tenant for its use, but Landlord shall not be required to enforce Tenant's right to use the same.

25.  Sale of Premises

     In the event of any sale of the Premises by Landlord or the cessation otherwise of Landlord's interest therein, Landlord shall be and is hereby entirely released from any and all of its obligations to perform or further perform under this Lease and from all liability hereunder accruing from or after the date of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. For purposes of this Section 25, the term "Landlord" means only the owner and/or agent of the owner as such parties exist as of the date on which Tenant executes this Lease. A ground lease or similar long term lease by Landlord of the entire Building, of which the Premises are a part, shall be deemed a sale within the meaning of this Section
25. Tenant agrees to attorn to such new owner provided such new owner does not disturb Tenant's use, occupancy or quiet enjoyment of the Premises so long as Tenant is not in default of any of the provisions of this Lease.

26.  Waiver

     No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver. The subsequent acceptance of Rent by Landlord after default by Tenant of any covenant or term of this Lease shall not be deemed a waiver of such default, other than a waiver of timely payment for the particular Rent payment involved, and shall not prevent Landlord from maintaining an unlawful detainer or other action based on such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or other sum or pursue any other remedy provided in this Lease. No failure, partial exercise or delay on the part of the Landlord in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

27.  Casualty Damage

     27.1 Casualty. If the Premises or any part thereof (excluding any alterations or improvements installed by or for the benefit of Tenant, including without limitation, the Tenant Improvements) shall be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord. Within sixty (60) days after receipt by Landlord of such notice, Landlord shall notify Tenant, in writing, whether the necessary repairs can reasonably be made, as reasonably determined by Landlord: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty
(180) days; or (c) in more than one hundred eighty (180) days, from the date of such notice.

          27.1.1 Minor Insured Damage. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed within ninety (90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage and/or Tenant otherwise contributes any shortfall thereof to Landlord, Landlord shall repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, except Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant (other than the Tenant Improvements) or any part of Tenant's Property, including without limitation, Tenant's furniture, furnishings, trade fixtures and/or equipment removable by Tenant. The Rent payable hereunder shall be abated proportionately from the date of the occurrence of such insured damage until any and all repairs are substantially completed to the extent of the portion of the Premises which are rendered unusable and unfit for occupancy.

          27.1.2 Insured Damage Requiring More Than 90 Days To Repair. If the Premises are damaged only to such extent that repairs, rebuilding and/or restoration can be reasonably completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of:
(a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to vacate the Premises; or (b) electing to repair the Premises to substantially the same condition that existed prior to the occurrence of such casualty, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant (other than the Tenant Improvements) or any part of Tenant's Property, including without limitation, Tenant's furniture, furnishings, trade fixtures and/or equipment removable by Tenant). The Rent payable hereunder shall be abated proportionately from the date of the occurrence of such insured damage until any and all repairs are substantially completed, to the extent of the portion of the Premises which are rendered unusable and unfit for occupancy. If Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the date on which Landlord is notified by Tenant of the occurrence of such casualty (such 180-day period to be extended for delays caused by Tenant or any force majeure events, which events shall include, but not be limited to, acts or events beyond Landlord's and/or its contractors' control, acts of God, earthquakes, strikes, lockouts, riots, boycotts, casualties not caused by Landlord or Tenant, discontinuance of any utility or other service required for performance of the work, moratoriums, governmental agencies and weather, and the lack of availability or shortage of materials), Tenant may within thirty (30) days after expiration of such one hundred eighty
(180) day period (as same may be extended), terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights of Tenant hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

          27.1.3 Major Insured Damage. If the Premises are damaged to such extent that repairs, rebuilding and/or restoration cannot be reasonably completed within one hundred eighty (180) days, then either Landlord or Tenant may terminate this Lease by giving written notice within twenty (20) days after notice from Landlord regarding the time period of repair. If either party notifies the other of its intention to so terminate the Lease, then this Lease shall terminate and the Rent shall be abated from the date of the occurrence of such damage, provided Tenant diligently proceeds to vacate the Premises. If neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to fully repair the damage and/or Tenant contributes any shortfall thereof to Landlord (except that Landlord shall not be required to rebuild, repair, or replace any alterations or improvements installed by or for the benefit of Tenant (other than the Tenant Improvements) or any part of Tenant's property, including without limitation, Tenant's furniture, furnishings, trade fixtures and/or equipment removable by Tenant). During the time when Landlord is prosecuting such repairs to completion, the Rent payable hereunder shall be abated proportionately from the date of the occurrence of such insured damage until any and all repairs are substantially completed, to the extent of the portion of the Premises which are rendered unusable and are unfit for occupancy. Notwithstanding anything to the contrary contained herein, if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within thirty
(30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder, except for those obligations expressly provided for in this Lease to survive such termination of the Lease.

           27.1.4 Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease except for the provisions of Section 27.2 below, if the Premises are substantially damaged or destroyed during the last year of then applicable term of this Lease, Landlord or Tenant may, at their option, cancel and terminate this Lease by giving written notice to the other party of its election to do so within thirty (30) days after receipt by Landlord of notice from Tenant of the occurrence of such casualty. If either party so elects to terminate this Lease, all rights of Tenant hereunder shall cease and terminate ten (10) days after Tenant's receipt or delivery of such notice, as applicable.

     27.2 Tenant's or Tenant's Representative's Fault. If any portion of the Premises is damaged or destroyed due to the fault, negligence (active or passive) or breach of this Lease by Tenant or any of Tenant's Representatives, Rent shall not be diminished during the repair of such damage to the extent Landlord does not receive rental abatement insurance proceeds, and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds.

     27.3 Uninsured Casualty. Tenant shall be responsible for, and shall pay to Landlord, as Additional Rent and as part of Operating Expenses, Tenant's share of any deductible amounts under the property insurance carried by Landlord for the Premises and/or the Building. Tenant shall be solely responsible for the payment of all deductibles under the insurance carried by Tenant pursuant to the provisions of Section 12 above. If any portion of the Premises is damaged and is not fully covered by insurance proceeds received by Landlord (and Tenant elects not to pay any such difference) or if the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then either party shall have the right to terminate this Lease by delivering written notice of termination to the other party within thirty (30) days after the date of notice to Tenant of any such event, whereupon all rights and obligations shall cease and terminate hereunder except for those obligations expressly intended to survive any such termination of this Lease. Except as otherwise provided in this Section 27, Tenant hereby waives the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code.

     27.4 Tenant's Waiver. Landlord shall not be liable for any inconvenience or annoyance to Tenant, injury to the business of Tenant, loss of use of any part of the Premises by Tenant or loss of Tenant's personal property, resulting in any way from such damage, destruction or the repair thereof, except that, Landlord shall allow Tenant a fair diminution of Rent during the time and to the extent the Premises are unusable and unfit for occupancy as specifically provided above in this Section 27. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, except as expressly set forth herein, Tenant hereby waives all rights to terminate this Lease or offset any amounts against Rent pursuant to rights accorded Tenant by any law currently existing or hereafter enacted, including but not limited to, all rights pursuant to the provisions of Sections 1932(2.), 1933(4.), 1941 and 1942 of the California Civil Code, as the same may be amended or supplemented from time to time.

28.  Condemnation

     If twenty-five percent (25%) or more of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation for any public or quasi-public use or purpose ("Condemned"), then Tenant or Landlord may terminate this Lease as of the date when physical possession of the Premises is taken and title vests in such condemning authority, and Rent shall be adjusted to the date of termination. Tenant shall not because of such condemnation assert any claim against Landlord or the condemning authority for any compensation because of such condemnation, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate of interest or other interest of Tenant. If neither party elects to terminate this Lease, Landlord shall, if necessary, promptly proceed to restore the Premises or the Building to substantially its same condition prior to such partial condemnation, allowing for the reasonable effects of such partial condemnation, and a proportionate allowance shall be made to Tenant, as solely determined by Landlord, for the Rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of such partial condemnation and restoration. Landlord shall not be required to spend funds for restoration in excess of the amount received by Landlord as compensation awarded.

29.  Environmental Matters/Hazardous Materials

     29.1 Hazardous Materials Disclosure Certificate: Prior to executing this Lease, Tenant has completed, executed and delivered to Landlord Tenant's initial Hazardous Materials Disclosure Certificate (the "Initial HazMat Certificate"), a copy of which is attached hereto as Exhibit G and incorporated herein by this reference. Tenant covenants, represents and warrants to Landlord that the information on the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall commencing with the date which is one year from the Commencement Date and continuing every year thereafter, complete, execute, and deliver to Landlord, a Hazardous

Materials Disclosure Certificate ("the "HazMat Certificate") describing Tenant's present use of Hazardous Materials on the Premises, and any other reasonably necessary documents as requested by Landlord. The HazMat Certificate required hereunder shall be in substantially the form as that which is attached hereto as Exhibit E.

     29.2 Definition of Hazardous Materials: As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws; (b) petroleum, petroleum by products, gasoline, diesel fuel, crude oil or any fraction thereof (c) asbestos and, asbestos containing material, in any form, whether friable or non-friable;
(d) polychlorinated biphenyls; (e) radioactive materials; (1) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law (defined below); or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises, the Building, the Lot, the Park or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises or any surrounding property.

     29.3 Prohibition; Environmental Laws: Tenant shall not be entitled to use nor store any Hazardous Materials on, in, or about the Premises, the Building, the Lot and the Park, or any portion of the foregoing, without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing, provided that such usage and storage is only to the extent of the quantities of Hazardous Materials as specified in the then applicable HazMat Certificate as expressly approved by Landlord and provided further that such usage and storage is in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "Environmental Laws"). Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right at all times during the Term of this Lease to (i) inspect the Premises, (ii) conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this Section 29, and (iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises and/or the Common Areas. The cost of all such inspections, tests and investigations shall be borne solely by Tenant, if Landlord reasonably determines that Tenant or any of Tenant's Representatives are directly or indirectly responsible in any manner for any contamination revealed by such inspections, tests and investigations. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant's Representatives with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation related thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

     29.4 Tenant's Environmental Obligations: Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises or in any Common Areas. Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant's Representatives such that the affected portions of the Park and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on any portion of the Premises, the Building, the Lot or the Park. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, clean up, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises, the Building, the Lot and the Park after the satisfactory completion of such work.

     29.5 Environmental Indemnity: In addition to Tenant's obligations as set forth hereinabove, Tenant and Tenant's officers and directors agree to, and shall, protect, indemnify, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all claims, judgments, damages, penalties, fines, liabilities, losses (including, without limitation, diminution in value of any portion of the Premises, the Building, the Lot or the Park, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Building and/or Park), suits, administrative proceedings and costs (including, but not limited to, attorneys' and consultant fees and court costs) arising at any time during or after the Term of this Lease in connection with or related to, directly or indirectly, the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises, the Common Areas, the Building, the Lot or the Park as a result (directly or indirectly) of the intentional or negligent acts or omissions of Tenant or any of Tenant's Representatives. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises, the Building, the Lot and/or the Park, nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant and Tenant's officers and directors from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this
Section 29.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

     29.6 Survival: Tenant's obligations and liabilities pursuant to the provisions of this Section 29 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises, the Building, the Lot and/or the Park is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation all Environmental Laws at the expiration or earlier termination of this Lease, then in Landlord's sole discretion, Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. The burden of proof hereunder shall be upon Tenant. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises, the Building, the Lot and/or the Park in any manner whatsoever related to directly, or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of Section 22 of this Lease.

     29.7 Tenant's Exculpation: Tenant shall not be liable for nor otherwise obligated to Landlord under any provision of the Lease with respect to (i) any claim, remediation obligation, investigation obligation, liability, cause of action, attorney's fees, consultants' cost, expense or damage resulting from any Hazardous Material present in, on or about the Premises or any of the Buildings in the Park to the extent not caused nor otherwise permitted, directly or indirectly, by Tenant or Tenant's Representatives; or (ii) the removal, investigation, monitoring or remediation of any Hazardous Material present in, on or about the Premises, the Building or the Park caused by any source, including third parties other than Tenant and Tenant's Representatives, as a result of or in connection with the acts or omissions of persons other than Tenant or Tenant's Representatives; provided, however, Tenant shall be fully liable for and otherwise obligated to Landlord under the provisions of this Lease for all liabilities, costs, damages, penalties, claims, judgments, expenses (including without limitation, attorneys' and experts' fees and costs) and losses to the extent (a) Tenant or any of Tenant's Representatives contributes to the presence of such Hazardous Materials or Tenant and/or any of Tenant's Representatives exacerbates the conditions caused by such Hazardous Materials, or (b) Tenant and/or Tenant's Representatives allows or permits persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible for, to cause such Hazardous Materials to be present in, on, under, through or about any portion of the Premises, the Building or the Park, or does not take all reasonably appropriate actions to prevent such persons over which Tenant or any of Tenant's Representatives has control and/or for which Tenant or any of Tenant's Representatives are legally responsible from causing the presence of Hazardous Materials in, on, under, through or about any portion of the Premises, the Building or the Park.

     29.8 Disclosure: Pursuant to the provisions of California Health & Safety Code 25359.7, Landlord hereby discloses to Tenant that as of the Lease Date the Lot contains certain Hazardous Materials as such Hazardous Materials are more particularly described and set forth in those certain reports prepared by Kleinfelder, Inc., entitled Environmental Site Assessment, dated May 29, 1998 and Phase II Environmental Site Assessment dated June 8, 1998 (collectively the "Environmental Report"). Landlord acknowledges and agrees that none of the environmental conditions or presence of Hazardous Materials on, in or under the Lot as described in the Environmental Report have been in any way caused by Tenant or any of Tenant's Representatives. Tenant hereby acknowledges and agrees that Landlord has delivered to Tenant a copy of the Environmental Report prior to Tenant entering into this Lease.

30.  Financial Statements

     Tenant, for the reliance of Landlord, any lender holding or anticipated to acquire a lien upon the Premises, the Building or the Park or any portion thereof, or any prospective purchaser of the Building or the Park or any portion thereof, within ten (10) days after Landlord's request therefor, but not more often than once annually so long as Tenant is not in default of this Lease, shall deliver to Landlord the then current audited financial statements of Tenant (including interim periods following the end of the last fiscal year for which annual statements are available) which statements shall be prepared or compiled by a certified public accountant and shall present fairly the financial condition of Tenant at such dates and the result of its operations and changes in its financial positions for the periods ended on such dates. If an audited financial statement has not been prepared, Tenant shall provide Landlord with an unaudited financial statement and/or such other information, the type and form of which are acceptable to Landlord in Landlord's reasonable discretion, which reflects the financial condition of Tenant. If Landlord so requests, Tenant shall deliver to Landlord an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Any and all options granted to Tenant hereunder shall be subject to and conditioned upon Landlord's reasonable approval of Tenant's financial condition at the time of Tenant's exercise of any such option.

31.  General Provisions

     31.1 Time. Time is of the essence in this Lease and with respect to each and all of its provisions in which performance is a factor.

     31.2 Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     31.3 Recordation. Tenant shall not record this Lease or a short form memorandum hereof without the prior written consent of the Landlord.

     31.4 Landlord's Personal Liability. The liability of Landlord (which, for purposes of this Lease, shall include Landlord and the owner of the Building if other than Landlord) to Tenant for any default by Landlord under the terms of this Lease shall be limited to the actual interest of Landlord and its present or future partners or members in the Premises or the Building, and Tenant agrees to look solely to the Premises for satisfaction of any liability and shall not look to other assets of Landlord nor seek any recourse against the assets of time individual partners, members, directors, officers, shareholders, agents or employees of Landlord (including without limitation, any property management company of Landlord); it being intended that Landlord and the individual partners, members, directors, officers, shareholders, agents and employees of Landlord (including without limitation, any property management company of Landlord) shall not be personally liable in any manner whatsoever for any judgment or deficiency. The liability of Landlord under this Lease is limited to its actual period of ownership of title to the Building, and Landlord shall be automatically released from further performance under this Lease upon transfer of Landlord's interest in the Premises or the Building.

     31.5 Separability. Any provisions of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provisions hereof and such other provision shall remain in full force and effect.

     31.6 Choice of Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California.

     31.7 Attorneys' Fees. In the event any dispute between the parties results in litigation or other proceeding, the prevailing party shall be reimbursed by the party not prevailing for all reasonable costs and expenses, including, without limitation, reasonable attorneys' and experts' fees and costs incurred by the prevailing party in connection with such litigation or other proceeding, and any appeal thereof. Such costs, expenses and fees shall be included in and made a part of the judgment recovered by the prevailing party, if any.

     31.8 Entire Agreement. This Lease supersedes any prior agreements, representations, negotiations or correspondence between the parties, and contains the entire agreement of the parties on matters covered. No other agreement, statement or promise made by any party, that is not in writing and signed by all parties to this Lease, shall be binding.

     31.9 Warranty of Authority. On the date that Tenant executes this Lease, Tenant shall deliver to Landlord an original certificate of status for Tenant issued by the California Secretary of State or statement of partnership for Tenant recorded in the county in which the Premises are located, as applicable, and such other documents as Landlord may reasonably request with regard to the lawful existence of Tenant. Each person executing this Lease on behalf of a party represents and warrants that (1) such person is duly and validly authorized to do so on behalf of the entity it purports to so bind, and (2) if such party is a partnership, corporation or trustee, that such partnership, corporation or trustee has full right and authority to enter into this Lease and perform all of its obligations hereunder. Tenant hereby warrants that this Lease is valid and binding upon Tenant and enforceable against Tenant in accordance with its terms.

     31.10 Notices. Any and all notices and demands required or permitted to be given hereunder to Landlord shall be in writing and shall be sent: (a) by United States mail, certified and postage prepaid; or (b) by personal delivery; or (c) by overnight courier, addressed to Landlord at 30 Executive Park, Suite 100, Irvine, California 92614. Any and all notices and demands required or permitted to be given hereunder to Tenant shall be in writing and shall be sent: (1) by United States mail, certified and postage prepaid; or (ii) by personal delivery to any employee or agent of Tenant over the age of eighteen (18) years of age; or (iii) by overnight courier, all of which shall be addressed to Tenant at the Premises. Notice and/or demand shall be deemed given upon the earlier of actual receipt or the third day following deposit in the United States mail. Any notice or requirement of service required by any statute or law now or hereafter in effect, including, but not limited to, California Code of Civil Procedure Sections 1161, 1161.1, and 1162 (including any amendments, supplements or substitutions thereof), is hereby waived by Tenant.

            31.11 Joint and Several. If Tenant consists of more than one person or entity, the obligations of all such persons or entities shall be joint and several.

            31.12 Covenants and Conditions. Each provision to be performed by Tenant hereunder shall be deemed to be both a covenant and a condition.

            31.13 Waiver of Jury Trial. The parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way related to this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, the Building or the Park, and/or any claim of injury, loss or damage.

            31.14 Counterclaims. In the event Landlord commences any proceedings for nonpayment of Rent, Additional Rent, or any other sums or amounts due hereunder, Tenant shall not interpose any counterclaim of whatever nature or description in any such proceedings, provided, however, nothing contained herein shall be deemed or construed as a waiver of the Tenant's right to assert such claims in any separate action brought by Tenant or the right to offset the amount of any final judgment owed by Landlord to Tenant.

            31.15 Underlining. The use of underlining within the Lease is for Landlord's reference purposes only and no other meaning or emphasis is intended by this use, nor should any be inferred.

            31.16 Merger. The voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof by Landlord and Tenant, or a termination of this Lease by Landlord for a material default by Tenant hereunder, shall not work a merger, and, at the sole option of Landlord, (i) shall terminate all or any existing subleases or subtenancies, or (ii) may operate as an assignment to Landlord of any or all of such subleases or subtenancies. Landlord's election of either or both of the foregoing options shall be exercised by delivery by Landlord of written notice thereof to Tenant and all known subtenants under any sublease.

32.  Signs

     All signs and graphics of every kind visible in or from public view or corridors or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's sign criteria as same may exist from time to time or as set forth in Exhibit H hereto and made a part hereof. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in a manner as to avoid damage or defacement of the Premises; and Tenant shall repair any damage or defacement, including without limitation, discoloration caused by such installation or removal. Landlord shall have the right, at its option, to deduct from the Security Deposit such sums as are reasonably necessary to remove such signs, including, but not limited to, the costs and expenses associated with any repairs necessitated by such removal. Notwithstanding the foregoing, in no event shall any: (a) neon, flashing or moving sign(s) or (b) sign(s) which shall interfere with the visibility of any sign, awning, canopy, advertising matter, or decoration of any kind of any other business or occupant of the Building or the Park be permitted hereunder. Tenant further agrees to maintain any such sign, awning, canopy, advertising matter, lettering, decoration or other thing as may be approved in good condition and repair at all times.

33.  Mortgagee Protection

     Upon any default on the part of Landlord, Tenant will give written notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default (which, in no event shall be less than ninety (90) days), including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure. If such default cannot be cured within such time period, then such additional time as may be necessary will be given to such beneficiary or mortgagee to effect such cure so long as such beneficiary or mortgagee has commenced the cure within the original time period and thereafter diligently pursues such cure to completion, in which event this Lease shall not be terminated while such cure is being diligently pursued. Tenant agrees that each lender to whom this Lease has been assigned by Landlord is an express third party beneficiary hereof. Tenant shall not make any prepayment of Rent more than one (1) month in advance without the prior written consent of each such lender, except if Tenant is required to make quarterly payments of Rent in advance pursuant to the provisions of Section 8 above. Tenant waives the collection of any deposit from such lender(s) or any purchaser at a foreclosure sale of such lender(s)' deed of trust unless the lender(s) or such purchaser shall have actually received and not refunded the deposit. Tenant agrees to make all payments under this Lease to the lender with the most senior encumbrance upon receiving a direction, in writing, to pay said amounts to such lender. Tenant shall comply with such written direction to pay without determining whether an event of default exists under such lender's loan to Landlord.

34.  Quitclaim

     Upon any termination of this Lease, Tenant shall, at Landlord's request, execute, have acknowledged and deliver to Landlord a quitclaim deed of Tenant's interest in and to the Premises. If Tenant fails to so deliver to Landlord such a quitclaim deed, Tenant hereby agrees that Landlord shall have the full authority and right to record such a quitclaim deed signed only by Landlord and such quitclaim deed shall be deemed conclusive and binding upon Tenant.

35.  Modifications for Lender

     If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification(s) to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not materially adversely affect Tenant's rights hereunder or the use, occupancy or quiet enjoyment of Tenant hereunder.

36.  Warranties of Tenant

     Tenant hereby warrants and represents to Landlord, for the express benefit of Landlord, that Tenant has undertaken a complete and independent evaluation of the risks inherent in the execution of this Lease and the operation of the Premises for the use permitted hereby, and that, based upon said independent evaluation, Tenant has elected to enter into this Lease and hereby assumes all risks with respect thereto. Tenant hereby further warrants and represents to Landlord, for the express benefit of Landlord, that in entering into this Lease, Tenant has not relied upon any statement, fact, promise or representation (whether express or implied, written or oral) not specifically set forth herein in writing and that any statement, fact, promise or representation (whether express or implied, written or oral) made at any time to Tenant, which is not expressly incorporated herein in writing, is hereby waived by Tenant.

37.  Compliance with Americans with Disabilities Act

     Landlord and Tenant hereby agree and acknowledge that the Premises, the Building and/or the Park may be subject to the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, all regulations and guidelines related thereto, together with any and all laws, rules, regulations, ordinances, codes and statutes now or hereafter enacted by local or state agencies having jurisdiction thereof, including all requirements of Title 24 of the State of California, as the same may be in effect on the date of this Lease and may be hereafter modified, amended or supplemented (collectively, the "ADA"). Any Tenant Improvements to be constructed hereunder shall be in compliance with the requirements of the ADA, and all costs incurred for purposes of compliance therewith shall be a part of and included in the costs of the Tenant Improvements. Tenant shall be solely responsible for conducting its own independent investigation of this matter and for ensuring that the design of all Tenant Improvements strictly comply with all requirements of the ADA. Subject to reimbursement pursuant to Section 6 of the Lease, if any barrier removal work or other work is required to the Building, the Common Areas or the Park under the ADA, then such work shall be the responsibility of Landlord; provided, if such work is required under the ADA as a result of Tenant's use of the Premises or any work or alteration made to the Premises by or on behalf of Tenant, then such work shall be performed by Landlord at the sole cost and expense of Tenant. Except as otherwise expressly provided in this provision, Tenant shall be responsible at its sole cost and expense for fully and faithfully complying with all applicable requirements of the ADA, including without limitation, not discriminating against any disabled persons in the operation of Tenant's business in or about the Premises, and offering or otherwise providing auxiliary aids and services as, and when, required by the ADA. Within ten (10) days after receipt, Landlord and Tenant shall advise the other party in writing, and provide the other with copies of (as applicable), any notices alleging violation of the ADA relating to any portion of the Premises or the Building; any claims made or threatened in writing regarding noncompliance with the ADA and relating to any portion of the Premises or the Building; or any governmental or regulatory actions or investigations instituted or threatened regarding noncompliance with the ADA and relating to any portion of the Premises or the Building. Tenant shall and hereby agrees to protect, defend (with counsel acceptable to Landlord) and hold Landlord and the other Indemnitees harmless and indemnify the Indemnitees from and against all liabilities, damages, claims, losses, penalties, judgments, charges and expenses (including reasonable attorneys' fees, costs of court and expenses necessary in the prosecution or defense of any litigation including the enforcement of this provision) arising from or in any way related to, directly or indirectly, Tenant's or Tenant's Representatives' violation or alleged violation of the ADA. Tenant agrees that the obligations of Tenant herein shall survive the expiration or earlier termination of this Lease.

38.  Brokerage Commission

     Landlord and Tenant each represents and warrants for the benefit of the other that it has had no dealings with any real estate broker, agent or finder in connection with the Premises and/or the negotiation of this Lease, except for the Broker(s) (as set forth on Page 1), and that it knows of no other real estate broker, agent or finder who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease or otherwise based upon contacts between the claimant and Tenant. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made for a fee or commission by any real estate broker, agent or finder in connection with the Premises and this Lease other than Broker(s), if any, resulting from the actions of the indemnifying party. Any real estate brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease shall only be payable and applicable to the extent of the initial Term of the Lease and to the extent of the Premises as same exist as of the date on which Tenant executes this Lease. Unless expressly agreed to in writing by Landlord and Broker(s), no real estate brokerage commission or finder's fee shall be owed to, or otherwise payable to, the Broker(s) for any renewals or other extensions of the initial Term of this Lease or for any additional space leased by Tenant other than the Premises as same exists as of the date on which Tenant executes this Lease. Tenant further represents and warrants to Landlord that Tenant will not receive (i) any portion of any brokerage commission or finder's fee payable to the Broker(s) in connection with this Lease or (ii) any other form of compensation or incentive from the Broker(s) with respect to this Lease.

39.  Quiet Enjoyment

     Landlord covenants with Tenant, upon the paying of Rent and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, and during the periods that Tenant is not otherwise in default of any of the terms or provisions of this Lease, and subject to the rights of any of Landlord's lenders, (i) that Tenant shall and may peaceably and quietly hold, occupy and enjoy the Premises and the Common Areas during the Term of this Lease, and (ii) neither Landlord, nor any successor or assign of Landlord, shall disturb Tenant's occupancy or enjoyment of the Premises and the Common Areas.

40.  Landlord's Ability to Perform Tenant's Unperformed Obligations

     Notwithstanding anything to the contrary contained in this Lease, if Tenant shall fail to perform any of the terms, provisions, covenants or conditions to be performed or complied with by Tenant pursuant to this Lease, and/or if the failure of Tenant relates to a matter which in Landlord's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of time commensurate with such emergency, then Landlord may, at Landlord's option without any obligation to do so, and in its sole discretion as to the necessity therefor, perform any such term, provision, covenant, or condition, or make any such payment and Landlord by reason of so doing shall not be liable or responsible for any loss or damage thereby sustained by Tenant or anyone holding under or through Tenant. If Landlord so performs any of Tenant's obligations hereunder, the full amount of the cost and expense entailed or the payment so made or the amount of the loss so sustained shall immediately be owing by Tenant to Landlord, and Tenant shall promptly pay to Landlord upon demand, as Additional Rent, the full amount thereof with interest thereon from the date of payment at the greater of (i) ten percent (10%) per annum, or (ii) the highest rate permitted by applicable law and Enforcement Expenses.

41.  Options to Extend

     Grant of Extension Options: Subject to the provisions, limitations and conditions set forth in Section 41.4 below, Tenant shall have an Option (individually, an "Option" and collectively, the "Options") to extend the term of the Lease for two (2) successive five (5) year terms (individually, an "Extended Term" and collectively, the "Extended Terms").

     41.1 Tenant's Option Notice. If Landlord does not receive written notice from Tenant of its exercise of this Option on a date which is not more than three hundred sixty-five (365) days nor less than one hundred eighty (180) days prior to the end of, with respect to the initial Extended Term, the initial term of the Lease or, with respect to future Extended Terms, the previous Extended Term (the "Option Notice"), all rights under this Section 41 shall automatically terminate and shall be of no further force or effect.

     41.2 Establishing the Initial Monthly Base Rent for the Extended Terms. The initial monthly Base Rent for an Extended Term shall be the then current market rent for similar space within the competitive market area of the Premises (the "Fair Rental Value"). "Fair Rental Value" of the Premises means the fair market rental value of the Premises as of the commencement of an Extended Term, taking into consideration all relevant factors, including length of term, the uses permitted under the Lease, the quality, size, location of the Premises, including the condition and value of existing tenant improvements, and the monthly base rent paid by tenants for premises comparable to the Premises, and located within the competitive market area of the Premises.

If Landlord and Tenant are unable to agree on the Fair Rental Value for an Extended Term within ten (10) days of receipt by Landlord of the Option Notice for an Extended Term, Landlord and Tenant each, at its cost and by giving to the other party, shall appoint a competent and impartial commercial real estate broker (hereinafter "broker") with at least ten (10) years' full-time commercial real estate brokerage experience in the geographical area of the Premises to set the Fair Rental Value for an Extended Term. If either Landlord or Tenant does not appoint a broker within ten (10) days after the other party has given notice of the name of its broker, the single broker appointed shall be the sole broker and shall set the Fair Rental Value for an Extended Term. If two (2) brokers are appointed by Landlord and Tenant as stated in this paragraph, they shall meet promptly and attempt to set the Fair Rental Value. If the two (2) brokers are unable to agree within ten (10) days after the second broker has been appointed, they shall attempt to select a third broker, meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) brokers are given to set the Fair Rental Value. If the two (2) brokers are unable to agree on the third broker, either Landlord or Tenant by giving ten (10) days' notice to the other party, can apply to the Presiding Judge of the Superior Court of the county in which the Premises is located for the selection of a third broker who meets the qualifications stated in this paragraph. Landlord and Tenant each shall bear one half (1/2) of the cost of appointing the third broker and of paying the third broker's fee. The third broker, however selected, shall be a person who has not previously acted in any capacity for either Landlord or Tenant. Within fifteen (15) days after the selection of the third broker, the third broker shall select one of the two Fair Rental Values submitted by the first two brokers as the Fair Rental Value for an Extended Term. If either of the first two brokers fails to submit their opinion of the Fair Rental Value within the time frames set forth above, then the single Fair Rental Value submitted shall automatically be the initial monthly Base Rent for an Extended Term.

Upon determination of the initial monthly Base Rent for an Extended Term in accordance with the terms outlined above, Landlord and Tenant shall immediately execute an amendment to this Lease. Such document shall set forth among other things, the initial monthly Base Rent for an Extended Term and the actual commencement date and expiration date of an Extended Term. Tenant shall have no other right to extend the term of the Lease under this Section 41 unless Landlord and Tenant otherwise agree in writing.

     41.3 Condition of Premises for the Extended Terms. If Tenant timely and properly exercises these Options, Tenant shall accept the Premises in its then "As-Is" condition.

     41.4 Limitations On, and Conditions To, Extension Options. These Options are personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. At Landlord's option, all rights of Tenant under these Options shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (1) Tenant has been in material default of the provisions of this Lease more than two (2) times in any twelve
(12) month period (a "Chronic Default") at any time during the initial term of the Lease, or at the time of exercise of this Option is then currently in default of any provision of the Lease beyond applicable cure periods; and/or (2) other than to a Related Entity in accordance with the provisions of Section 15 hereof, Tenant has assigned its rights and obligations under all or part of the Lease or Tenant has subleased all or part of the Premises; and/or (3) Tenant's or the Related Entity's (as applicable) net worth or net income is less than five hundred percent (500%) of Tenant's net worth or net income as of the Lease Date at the time the Option Notice is delivered to Landlord; and or (4) Tenant has failed to properly exercise this Option in a timely manner in strict accordance with the provisions of this Section 41; and/or (5) Tenant or a Related Entity, as the case may be, no longer has possession of all or any part of the Premises under the Lease or if the Lease has been terminated earlier, pursuant to the terms of the Lease.

     41.5 Time is of the Essence. Time is of the essence with respect to each and every time period described in this Section 41.

42.  Letter of Credit

     Simultaneously with Tenant's delivery to Landlord of this Lease, the first month's Base Rent and Security Deposit in accordance with the provisions of
Section 3 above, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease, an irrevocable and unconditional negotiable letter of credit, in the form and containing the terms required herein, payable in the City of Irvine, California running in favor of Landlord issued by a solvent bank under the supervision of the Superintendent of Banks of the State of California, or a National Banking Association (the "Issuer"), in the amount of Five Hundred Fifty Thousand Dollars ($550,000.00), (the "Letter of Credit"). The Letter of Credit shall be (a) at sight, irrevocable and unconditional, (b) maintained in effect, whether through replacement, renewal or extension, until one (1) month after the entire Lease Term or until such time as Tenant achieves three (3) successive quarters of positive earnings before interest, taxes, depreciation and amortization as reported in Tenant's audited 10Q (the "Letter of Credit Expiration Date") and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (c) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (d) acceptable to Landlord in its reasonable discretion, and (e) fully assignable by Landlord by amendment thereto in accordance with customary letter of credit practice and shall permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (1) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) statement that such (A) amount is due to Landlord under the terms and conditions of this Lease, it being understood that if Landlord or its managing agent be a limited liability company, corporation, partnership or other entity, then such statement shall be signed by a managing member (if a limited liability company), an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity), and (b) an event of default has occurred under this Lease and, all applicable notice and cure periods have elapsed; (2) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (3) in the event of a transfer of Landlord's interest in the Premises, Landlord shall transfer the Letter of Credit, in whole or in part (or cause at Tenant's expense a substitute letter of credit to be delivered, as applicable), to the transferee and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the Letter of Credit upon the occurrence of any default on the part of Tenant hereunder which continues beyond any applicable notice and cure periods. Tenant further acknowledges and agrees that if Landlord cannot draw upon the Letter of Credit within the times and in the manner as anticipated by Landlord herein, Landlord shall suffer irreparable damage, harm and injury. From time to time during the Term of this Lease, including, but not limited to, the event whereby Tenant meets certain financial condition criterion as set forth in this Section 42, it is anticipated by the parties that the Letter of Credit will need to be amended, modified and, possibly reissued. Landlord and Tenant hereby covenant and agree to cooperate with one another to promptly effectuate any such amendments, modifications and new issuance's, including without limitation, executing and submitting to the Issuer any and all documents or instruments as may be reasonably required to effectuate same. Each and every time during the Term of this Lease there is a change in the identity or address of the parties, including without limitation, any change in the identity of Landlord due to the sale, transfer or other conveyance by Landlord of its rights and interest in, to and under this Lease to any other party, person or entity, the Letter of Credit shall immediately be amended or reissued to reflect such changes and the parties hereby agree to execute and submit to the Issuer such further applications, documents and instruments as may be necessary to effectuate same. It is the intention of the parties that each and every successor and assign of both Landlord and Tenant be bound by and subject to the terms and provisions of this Section 42. Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, assign all or any portion of its interest in and to the Letter of Credit to another party, person or entity, in connection with the assignment by Landlord of its rights and interests in and to this Lease. If, as a result of any such application of all or any part of the Letter of Credit, the amount of the Letter of Credit shall be less than Five Hundred Fifty Thousand dollars ($550,000.00), Tenant shall within five (5) business days thereafter provide Landlord with additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total amount of Five Hundred Fifty Thousand Dollars ($550,000.00) and each such additional (or replacement) letter of credit shall comply with all of the provisions of this
Section 42, and if Tenant fails to do so, notwithstanding anything to the contrary contained in Section 20 hereof, the same shall constitute an incurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the Letter of Credit Expiration Date, Landlord will accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), which shall be irrevocable and automatically renewable as above provided through the Letter of Credit Expiration Date upon the same terms as the expiring letter of credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Letter of Credit is not timely renewed or a substitute letter of credit is not timely received, or if Tenant fails to maintain the Letter of Credit in the amount and terms set forth in this Section 42, Landlord shall have the right to present such Letter of Credit to the bank in accordance with the terms of this Section 42, and the entire sum evidenced thereby shall be paid to and held by Landlord as collateral for performance of all of Tenant's obligations under this Lease and for all losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If there shall occur a default under this Lease as set forth in Section 20 of this Lease, Landlord may, but without obligation to do so, draw upon the Letter of Credit, in part or in whole, to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (ii) subject to the terms of such
Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto recite that, with respect to the Letter of Credit, (x) the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time) and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy to the Letter of Credit and (y) Tenant waives any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

     IN WITNESS WHEREOF, this Lease is executed by the parties as of the Lease Date referenced on Page 1 of this Lease.

LANDLORD:

          RECP-FULLERTON OPCO, LLC, a Delaware limited liability company

     Legacy Partners Commercial, Inc., as manager for LINCOLN


     By:  /s/ [ILLEGIBLE]
          ------------------------------------

          ____________________________________

          ____________________________________

TENANT:

     HOMEGROCER.COM, a Delaware corporation


     By:  /s/ Terry Drayton
          ------------------------------------

     Name:    Terry Drayton
          ------------------------------------

     Title:   President
           -----------------------------------

     Date:          7-12-99
           -----------------------------------


     By:  /s/ Daryl L. Stromswold
          ------------------------------------

     Name:    Daryl L. Stromswold
          ------------------------------------

     Title:   President
           -----------------------------------

     Date:          7-12-99
          ------------------------------------


If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.